                        PROFESSIONAL SERVICES AGREEMENT

THIS PROFESSIONAL SERVICES AGREEMENT ("Agreement"), is made and entered into this 22nd day of August, 1996, between Tenneco Technology Services Inc.
a Delaware corporation with its principal offices at 8401 New Trail Drive, The Woodlands, Texas 77381 ("TTS") and Newport News Shipbuilding & Dry Dock Company, a Virginia corporation with its principal offices at 4101 Washington Avenue, Newport News, Virginia 23607 ("NNS").



                                   RECITALS
                                   --------

WHEREAS, TTS has been performing and/or providing certain mainframe data processing and distributed system services to its corporate affiliate NNS at the Newport News, Virginia data center ("Data Center");

WHEREAS, NNS will no longer be affiliated with TTS, but TTS has agreed to provide the above-mentioned services to NNS, and NNS has agreed to continue receiving the above-mentioned services from TTS, subject to the terms and conditions of this Agreement;

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to as follows:

1. SERVICES. During the term of this Agreement, TTS shall perform and/or provide, as the case may be, all labor, professional services and supervision necessary to perform certain services at the Data Center as more specifically identified in the attached Schedule 1 relating to NNS' present mainframe and distributed systems configurations (identified in Exhibits A and B to Schedule
1), including Business Management, Capacity Planning, Classified Processing, Computer Operations, Production Control, Output Services, Performance and Tuning, Service Desk Problem and Change Management, Product Installation and Support, Service Delivery Reporting, Physical Security Management, Storage Management, Systems Recovery Planning, Systems Security and Telecommunications. Except to the extent otherwise provided herein, TTS will perform and/or provide the above-mentioned services (collectively referred to herein as the "TTS Services") in a competent and professional manner conforming to generally accepted data processing practices and consistent with TTS' present manner and level of performance and deliverables on behalf of NNS at the Data Center, except as otherwise described in Schedule 1. The employees provided by TTS to perform the Services, including the employees of any secondary suppliers utilized by TTS, are referred to herein as the "Service Employees". It is understood by the parties that performance of the TTS Services are conditioned upon NNS fulfilling certain responsibilities and obligations as described in this Agreement and Schedule 1. Any additions, deletions or changes to the TTS Services may result in a Change Order (as defined below).

2. TERM. The term of this Agreement shall begin on the effective date ("Effective Date") of NNS' spinoff from Tenneco Inc. (the "Spinoff") and continue through December 31, 1998, unless terminated earlier pursuant to
Section 13 herein or terminated earlier or extended further by the parties' mutual agreement.

3.  TTS RESPONSIBILITIES.

    a. TTS shall furnish all labor, professional services, supervision, materials, tools and supplies necessary to perform the TTS Services. Notwithstanding the foregoing, TTS shall not be responsible for providing certain services and supplies identified in Schedule 1.

    b. Except as identified in Schedule 1, TTS shall pay all fees and expenses relating to performing and/or providing the TTS Services on a timely basis and shall at all times otherwise perform the TTS Services so that no lien, claim or encumbrance arises in connection therewith.

    c. TTS will use reasonable efforts to provide to NNS information from TTS records on TTS costs and comparable market pricing relating to the TTS Services to assist NNS with NNS government contract compliance duties. Further, in order to assist NNS in performing NNS obligations to the Defense Contracting Auditing Agency ("DCAA"), DCAA will be permitted access to the Data Center and limited computer access to verify security, compliance procedures and cost data of NNS on the computer systems in the Data Center. This Agreement shall not impose any other reporting or disclosure obligation on TTS with respect to NNS or DCAA.

    d. TTS will not be responsible for any potential software vendor fees or associated taxes, if any, that may be incurred for TTS' right to continue operating and maintaining the third party software identified in Exhibit C of Schedule 1 on the NNS mainframe computer systems for NNS' benefit.

    e. TTS will not be responsible for any potential software vendor fees or associated taxes, if any, that may be incurred for NNS' right to continue having the third party software identified in Exhibit D of Schedule 1 run on its mainframe computers after TTS' right to do so for NNS' benefit has terminated or expired.

    f. If requested by NNS, TTS shall make all reasonable efforts to cooperate with and assist NNS in the transfer of any assignable or assumable portion of the third party software identified in Exhibit D to NNS.

     g. TTS will comply with all NNS security and safety rules and regulations while on NNS' premises and will not allow access to such premises by non-U.S. citizens, unless approved by NNS.


     h. TTS will not use materials in the provision of TTS Services that contain or have come in direct contact with mercury, mercury compounds or with any mercury containing device employing a single boundary of containment, unless approved by NNS.

4.   NNS RESPONSIBILITIES.

     a. NNS will allow TTS to keep system and network diagnostic and maintenance programs and operating system software resident on NNS' mainframe and/or distributed systems at the Data Center for TTS' use in performing TTS Services. NNS acknowledges that NNS has no ownership interest in such TTS-licensed software and that TTS may remove such software from NNS' computer systems upon termination of this Agreement or expiration of any term, if application, where TTS is permitted to continue using such software for NNS' benefit after the Spinoff.

     b. NNS will provide TTS with access to and use of all information, NNS data, owned and licensed software, internal resources and facilities determined necessary by TTS to provide the TTS Services.

     c. NNS will secure, at its own cost and with TTS' assistance, the right for TTS to continue installing and maintaining the third party software identified in Exhibit C, which is currently licensed to NNS (for NNS' benefit) and necessary for the provision of TTS Services.

     d. NNS will secure, at its own cost and with TTS' assistance, the rights for TTS to continue installing and maintaining the third party software identified in Exhibit D, which currently runs on NNS' mainframe computers, is licensed to TTS (in part, for NNS' benefit) and is necessary for the provision of TTS Services after TTS' right to do so for NNS terminates or expires.

     e. NNS will renew and maintain current contracts for any services where NNS expects TTS to act as its agent with a third party.

     f. NNS will cooperate with TTS and respond to all reasonable requests to facilitate TTS' provision of TTS Services.

     g. NNS will be responsible for its own cost and expenses for services outside the specific TTS Services provided for herein, including its costs and expenses specifically identified in Schedule 1.

         h. NNS will perform and comply with all NNS responsibilities identified in Schedule 1.

         i. NNS may, at its sole discretion and with reasonable notice to TTS, add, delete, upgrade, modify or otherwise change NNS hardware or NNS-licensed software or systems configurations at the Data Center (as identified in Exhibits A-D of Schedule 1). NNS acknowledges that any such change may adversely affect TTS' ability to provide the TTS Services at the fixed prices identified in Article 5 herein and, if so, will result in a Change Order to reimburse TTS for any additional expenses incurred due to such change.

         j. NNS will be responsible throughout the term hereof for advising TTS of all applicable rules and regulations which will affect TTS' provision of TTS Services, and of any subsequent changes thereto. If so advised, TTS will use its reasonable efforts to comply with NNS' rules and regulations and any changes thereto, but TTS shall not be required to do so if such compliance would materially increase TTS costs or burdens in relations to the TTS Services. NNS acknowledges that any such compliance by TTS may result in a Change Order.

         k. NNS will be responsible for all costs and expenses related to its portion of software fees and associated taxes, if any, that may be incurred by TTS for third party software identified in Exhibit D prior to (i) the expiration of TTS' right to use the same for NNS' benefit or
         (ii) NNS' entry, at its option, into an amendment, novation, new agreement or other arrangement to effectively relieve TTS of NNS' portion, whichever occurs first. If NNS does enter into an arrangement to effectively relieve TTS of any such portion and TTS already has paid for future license fee obligations related thereto which will subsequently benefit NNS, NNS will reimburse TTS for such payment within thirty (30) days of TTS' invoicing NNS for the same. If NNS fails to enter into an arrangement to effectively relieve TTS of its obligation with respect to such portion and TTS' right to use the third party software related to such portion for NNS' benefit has expired, NNS shall reimburse TTS for fifty percent (50%) of any continued monetary obligation TTS subsequently incurs during the term of this Agreement. Notwithstanding the foregoing, NNS is obligated to relieve TTS of NNS' portion of the Computer Associates International license agreement (see software identified in Exhibit D); and if NNS fails to do so, it will reimburse TTS for one hundred percent (100%) of any continued monetary obligation TTS subsequently incurs for NNS during the term of TTS' license agreement with Computer Associates International.

     5.  COMPENSATION.

         a. In consideration for TTS' provision of TTS Services as described in this Agreement, NNS will pay TTS a fixed price of Nine million One Hundred Thousand Dollars ($9,100,000) for TTS Services in 1997 and Nine Million Six

         Hundred Thousand Dollars ($9,600,000) for TTS Services in 1998. For each year, compensation shall be payable in equal monthly installments due on or before the fifth of each month. If the Spinoff occurs prior to the end of 1996, NNS shall pay TTS (as compensation for TTS Services for the remainder of 1996) a proration of the 1997 fixed price. Except for any initial payment, if applicable, to cover compensation for TTS Services rendered for less than a full month, any 1996 compensation payments shall be payable in equal monthly installments.

         b. If NNS fails to fully pay any monthly installment when due, TTS may discontinue the provision of TTS Services until payment is received without committing breach of this Agreement.

         c. If any sales, use or similar taxes are due with regard to the annual fixed price, such taxes will be invoiced to NNS, if applicable, as separate costs in addition to the annual fixed prices.



     6. ADJUSTMENTS TO THE TTS SERVICES. During the term of this Agreement, NNS may request changes to the TTS Services by submitting such requests in writing to TTS. Within thirty (30) days after receipt of a change request, TTS will advise NNS whether the requested change can be made and, if so, the resulting impact on the provision of TTS Services and the related cost adjustment (plus or minus) to the fixed price. TTS will not unreasonably refuse to make a requested change. In order to implement any such changes(s), the parties must mutually agree to any change in the TTS Services and the resultant fixed price adjustment and execute a change order ("Change Order") with respect thereto. TTS will not commence any work related to any change(s) until such change(s) and fixed price adjustments have been agreed to in writing by Change Order. If any additional TTS Services are required in connection with transition services in the event of any termination of this Agreement, such additional TTS Services shall be the subject of a Change Order.

     7.  INTELLECTUAL PROPERTY RIGHTS.

         a. Each party represents and warrants that it has the intellectual property rights or interest necessary to perform its responsibilities as identified in this Agreement, clear and free of all liens and encumbrances and in a manner that does not infringe or misappropriate any patent, copyright or trade secret of any third party.

         b. NNS will defend and hold TTS harmless or settle at its own expense any claim against TTS that TTS' use of NNS-owned hardware or software or NNS-licensed software in the provision of TTS Services infringes or misappropriates any third party's patent, copyright or trade secret.

         c. TTS will defend and hold NNS harmless or settle at its own expense any claim against NNS that the use of TTS-licensed software (identified in Exhibit D) for NNS' benefit in the provision of TTS Services infringes or misappropriates any third party's patent, copyright or trade secret. Notwithstanding the foregoing, this intellectual property indemnification ceases when TTS' right to use such software for NNS' benefit terminates or expires.

     8. WORKERS COMPENSATION AND LIABILITY INSURANCE. During the term of this Agreement, both TTS and NNS will, at the expense of each for its own insurance, provide and keep in full force and effect Workers' Compensation, Employer's Liability, Automobile Liability, Commercial General Liability, Property and Umbrella Liability insurance, the kinds and minimum amounts of such insurance to be agreed to by the parties. The types of coverage and minimum amounts may be modified or supplemented by the parties on mutual agreement.

     Prior to or as soon as possible following commencement of the TTS Services, each party will furnish the other party with certificates evidencing such insurance coverage and name the other party an Additional Insured as the party's interests may appear. There will be no cancellation of any insurance coverage by either party without 30 days prior written notice.

     9. EMPLOYEE SUPERVISION. Each party shall be responsible for supervision of such party's own employees, including, without limitation, with respect to compliance with all laws, regulations, rules and executive orders relating to employment, discrimination, workplace safety, minimum wages and overtime.

     10. INDEMNIFICATIONS.

         a. Subject to Sections 10.b. and 10.c. hereof, each party hereto shall indemnify, hold harmless and defend the other party and its respective present and future parents, subsidiaries, commonly controlled entities, affiliates, directors, officers, employees and agents ("Related Parties") from and against any and all claims, demands, losses, damages, liabilities, causes of action and expenses (including but not limited to costs of defense, mediation, settlement, and reasonable attorneys' fees) ("Damages") on account of the death or personal injury to any person or injury to or destruction of tangible property, if and to the extent such Damages directly or indirectly arise out of, relate to or are in connection with any negligent act or omission or the intentional action of such indemnifying party or its Related Parties or any permitted subcontractors.

         b. NNS shall indemnify TTS and TTS' Related Parties for Damages on account of the death or injury to any person, if and to the extent such Damages directly or indirectly arise out of, relate to or are in connection with any hazardous substances, pollutants or contaminants present on, emanating from or affecting any property owned, operated or controlled by NNS.

     c. Notwithstanding any other provision of this Section 10, neither party will be liable to the other party hereunder for Damages to tangible property in excess of $300,000 in the aggregate per incident.



11.  DISCLAIMER OF WARRANTY; LIMITATIONS OF LIABILITY.

     a. DISCLAIMER OF WARRANTY. TTS EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES WITH RESPECT TO ANY WORK OR SERVICES PROVIDED BY TTS PURSUANT HERETO, INCLUDING WITHOUT LIMITATION, ANY WARRANTY THAT THE WORK OR SERVICES PROVIDED PURSUANT HERETO WILL BE FIT FOR ANY PARTICULAR PURPOSE.

     b. LIMITATIONS OF LIABILITY. Except for any fixed or license agreement amounts owed, neither party will be liable to the other party for claims, damages or losses of any kind whatsoever arising out of, related to or in connection with lost data, lost profits, lost revenues or loss of goodwill. Neither party will be liable to the other party for any indirect, consequential, special, exemplary, punitive or incidental damages. Further, the liability of a party in any action or series of actions by the other party arising out of any alleged breach or breaches of this Agreement, other than an action for indemnification under Section 10.a. hereof, shall be limited to $250,000 in the aggregate.

12. PERMITS AND LICENSES. Each party will maintain in effect during the term of this Agreement any and all federal, state and/or local licenses and permits which may be required with respect to the respective business in which each party is engaged. NNS will maintain at its expense the licenses and permits required by applicable authorities in order to engage in NNS' business, and if TTS is requested to obtain these types of permits and/or licenses on behalf of NNS, any related cost, including time to procure such permit and/or license, will be billed to NNS as an expense in addition to the fixed price.

13.  TERMINATION.

     a. Either party may terminate this Agreement if the other party fails to keep, observe or perform any material covenant in this Agreement by providing the breaching party with prior written notice as stated below of the material breach and the opportunity to cure the same. In the event the material breach is a failure to pay an amount due and payable under this Agreement when due, the cure period after prior written notice shall be ten
     (10) days. For all other material breaches, the cure period after prior written notice shall be forty-five (45) days. If it is unreasonable to expect a cure of a non-monetary breach within the forty-five (45) day cure period, the breaching party shall have an additional time reasonably necessary to cure the breach, which shall not exceed thirty (30) additional days. If the material breach is not cured within the aforementioned periods, the terminating party may terminate the Agreement immediately by giving written notice of the same to the breaching party.

     b.   Either party may terminate this Agreement if the other party:

          i. is adjudicated an involuntary bankrupt, or a decree or order approving a petition or answer filed against such party asking for reorganization under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any state, shall be entered, or if a petition for involuntary bankruptcy has been filed against the other party and such petition (and the proceeding arising therefrom, if any) has not been dismissed within thirty (30) days of the filing.

          ii. files or admits to the jurisdiction of the court and the material allegations contained in any petition pursuant, or purporting to be pursuant, to the Federal Bankruptcy laws as now or hereafter amended, or such party shall institute any proceeding for any relief under any bankruptcy or insolvency law or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

          iii. makes any assignment for the benefit of creditors or applies for consent to the appointment of a receiver for itself or any of its property.

14. INDEPENDENT CONTRACTOR. TTS is an independent contractor and nothing herein shall be construed to create the relationship of agent, partner, joint venturer or employee between TTS and NNS. All Service Employees hereunder shall remain employees of TTS (or a secondary supplier, where applicable).

15.  CONFIDENTIALITY.

     a. During the course of performing the TTS Services, each party may be given access to information that relates to the other party's past, present, and future research, development, business activities, products, customer and vendor data, services, and technical knowledge, and other similar information that is considered confidential and proprietary (collectively "Confidential Information"). Each party acknowledges that all reports of information produced as a result of this Agreement shall be deemed Confidential Information. In connection therewith, the following shall apply:

     i. Any Confidential Information received by either party may be used only for the purposes intended by this Agreement.

     ii. Each party agrees to protect the confidentiality of the Confidential Information in the same manner that it protects the confidentiality of its own proprietary and confidential information. To that end, access to the Confidential Information shall be restricted to those of each party's personnel on a "need to know" basis only.

     iii. All Confidential Information made available hereunder, including copies thereof, shall be returned to the owner or destroyed upon the latter to occur of (A) the need for access has been fulfilled or (B) completion of the TTS Services or termination of this Agreement.

     iv. Nothing in this Agreement shall prohibit or limit either party's use of information (including, but not limited to ideas, concepts, know-how, techniques, and methodologies) (A) previously known to it without obligation of confidence, (B) independently developed by it outside of the scope of the Services, (C) acquired by it from a third party which is not, to its knowledge, under an obligation of confidence with respect to such information or (D) which is or becomes publicly available through no breach of this Agreement.

     v. As part of the performance under this Agreement, each party will promptly notify the other party of any of the following events:

          A.   Any unauthorized disclosure or use of any Confidential
               Information,

          B. Any request by anyone to examine, inspect or copy any Confidential Information, or

          C. Any attempt to serve, or the actual service of a court or administrative order, subpoena, or summons that requires the production of any Confidential Information.

     Upon receiving such request, subpoena, order or summons, the receiving party will surrender any Confidential Information to any third party only with the consent of the other party or the final order of a court having jurisdiction.

     b. Nothing contained in this Agreement shall be construed as granting either party a license, either express or implied, under any patent, copyright, trade secret or other intellectual property right now or hereafter owned, obtained or licensed by the other party.

16. NON-SOLICITATION OF EMPLOYEES. Throughout the term of this Agreement until its last ninety (90) days, the parties hereto agree not to solicit or cause to be solicited for employment any employee of the other party, or to encourage any such employee to cease employment with the other party, unless the parties have mutually agreed to such solicitation or encouragement. During the last ninety
(90) days of this Agreement, either party with prior written notice of the Chief Information Officer ("CIO") of the other party may contact employees of the other party to solicit their employment.

17. RESOLUTION OF DISPUTES. The parties hereto agree to use reasonable efforts to resolve any disputes arising hereunder before resorting to litigation, and the CIOs of the parties shall negotiate in good faith to reach a mutually acceptable solution to unresolved disputes arising from time-to-time during the term hereof. If the CIOs cannot resolve the dispute, then the dispute shall be elevated to the presidents of TTS and NNS for their review and resolution. If the dispute still cannot be resolved by the presidents, then either party may initiate a formal proceeding for the judicial resolution of such dispute. However, such formal proceeding may not be initiated until thirty (30) days after the CIOs have initially met to negotiate such dispute.

18. PUBLICITY. Neither party shall advertise, make or issue any public statement with respect to this Agreement or otherwise disclose the fact that this Agreement is in existence without the prior review and written consent of the other party; provided that either party may disclose that TTS is supplying services to NNS. In the event, however, that legal counsel for either party is of the opinion that a statement or announcement is required by applicable law, then that party may issue a statement or announcement limited solely to that which legal counsel for that party advises is required under law or such rules. Notwithstanding the foregoing, Tenneco Inc. may make such disclosures in connection with the reporting to the Securities and Exchange Commission and the public by it and its subsidiaries in connection with the Spinoff and all other transactions contemplated to take place on the Effective Date as Tenneco Inc. and its counsel shall determine. In addition, NNS may make such disclosures in connection with its reporting to the DCAA and related government contract compliance procedures. The disclosing party shall provide the other party with a copy of any such statement or announcement for prior review before issuing such statement or announcement. Subject to the reporting requirements stated above, neither party shall in any case disclose the contents of this Agreement to any third party.

19. NOTICES. Any and all notices and other communications necessary or desirable to be served hereunder shall be either personally delivered or sent by telecopy, prepaid same-day or overnight delivery service, proof of delivery requested, or United States certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

     a.   If to NNS:

          Newport News Shipbuilding and Dry Dock Company
          4101 Washington Avenue
          Newport News, Virginia 23607
          Attention: Chief Information Officer
          Telecopier No.: (757) 688-1900

     b.   If to TTS:

          Director of Business Management
          Tenneco Business Services Inc.
          8401 New Trails Drive
          The Woodlands, Texas 77381
          Telecopier No.: (713) 539-6812

          with a copy to:

          Chief Information Officer
          Tenneco Technology Services Inc.
          230 41st Street
          Newport News, Virginia 23607
          Telecopier No.: (757) 380-4610
or to such other address or addresses as either party may designate for itself from time to time in a written notice served upon the other party hereto in accordance herewith. Any notice sent as hereinabove provided shall be deemed delivered upon receipt or refusal of delivery.

20. BENEFIT; ASSIGNMENT. This Agreement and all provisions hereof shall be binding upon and inure to the benefit of TTS, NNS and their respective successors and assigns; provided, however, that neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party, which consent may be withheld in other party's sole discretion. Notwithstanding the foregoing, TTS may assign this Agreement to any present or future parent or subsidiary of, or entity commonly controlled with, TTS. Any assignment in violation of this provision shall be void. In the event that one party consents to an assignment by the other party, the assigning party shall remain jointly and severally responsible with the assignee for its obligations and duties under this Agreement. Notwithstanding any other provision in this Agreement, it is acknowledged by the parties that TTS is supplying the TTS Services hereunder as a vendor, and not as a subcontractor, with respect to any contracts between NNS or its subsidiaries or divisions and the United States government and any of its agencies or departments. Further, TTS is supplying commercially available automatic data processing services readily available in the open market which NNS is using for the performance of administrative tasks in support of all of its operations, including commercial and government sales.

21. CHOICE OF LAW; VENUE. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to its conflicts of laws.

22. INTERPRETATION. This Agreement has been reviewed by counsel for both TTS and NNS and, consequently, the parties agree that this Agreement shall not be construed against the drafter.

23. NO WAIVER. The terms, covenants, representations, warranties and conditions of this Agreement may be waived only by a written instrument executed by the party waiving compliance. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

24. SEVERABILITY. In the event any provision of this Agreement is invalid as applied to any fact or circumstance, its invalidity shall not affect the validity of any other provision or of the same provision as applied to any other fact or circumstance. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as enforceable.

25. ENTIRE AGREEMENT. This Agreement, together with all Exhibits hereto and documents incorporated herein by reference, constitutes the entire agreement between the parties, and supersedes all prior or contemporaneous oral or written agreements and related documents and correspondence concerning the subject matter hereof. The parties shall not be bound by, or liable for, any statement, covenant, representation, promise, inducement or understanding not set forth herein.

26. FORCE MAJEURE. Any delay or failure of either party in the performance of its obligations hereunder shall be excused if and to the extent caused by unforeseeable events beyond the reasonable control of such party. Such events may include, but are not limited to, acts of God, strikes, actions of regulatory agencies, fire, flood, windstorm, explosion, riot, war, sabotage, interruption of power or other utilities, court injunction or order. The time for performing any obligations affected by a Force Majeure event shall be extended during the period such event persists, provided that prompt notice of such delay is given by the affected party to the other and the affected party diligently attempts to remove the cause or causes of such event.

27. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each counterpart shall constitute an original instrument, and all such separate counterparts taken together shall constitute one and the same agreement.

28. NO THIRD PARTY BENEFICIARIES. This Agreement is made solely for the benefit of the parties hereto and shall not give rise to any rights of any kind to any other third parties.

29. AMENDMENT. No amendment or modification of any of the terms or conditions of this Agreement shall be valid unless reduced to writing and executed by TTS and NNS.

30. HEADINGS. The paragraph headings have been inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

                                  * * * * * *

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized representatives as of the day and year shown above.


                                    TENNECO TECHNOLOGY SERVICES INC.


                                    By:    /s/ Mathew W. Appel
                                           ------------------------------

                                    Title: President
                                           ------------------------------


                                    NEWPORT NEWS SHIPBUILDING & DRY DOCK COMPANY


                                    By:    /s/ John E. Shepherd Jr.
                                           ------------------------------

                                    Title: Vice President
                                           ------------------------------

                                  Schedule 1
                                 TTS Services

Introduction
------------

TTS Services to be provided NNS to support NNS' workload on its present mainframe environment (Exhibit A) and distributed systems environment (Exhibit
B) are defined herein. References to UNIX and VMS Systems exclude Time and Attendance, the Machine Shops VMS system and development LANs.

TTS Services
------------

Business Management
TTS will provide staff support for financial management, contract administration and accounts payable relating to the TTS Services listed in this Schedule.

--------------------------------------------------------------------------------
Functional Description                                              NNS    TTS

--------------------------------------------------------------------------------
Mainframe Systems
--------------------------------------------------------------------------------
Negotiate NNS hardware, hardware maintenance, software license       P      A
and related service contracts.
--------------------------------------------------------------------------------
Process and pay TTS hardware maintenance, software license and
related service invoices for the benefit of NNS.                            P
--------------------------------------------------------------------------------
Secure the right for TTS to continue installing and maintaining the  P      A
third party software identified in Exhibit D on NNS' mainframe environment after TTS' right to do so terminates or expires. All such software must be properly licensed for TTS to provide TTS
Services.
--------------------------------------------------------------------------------
Process and pay NNS software license invoices.                       P      A
--------------------------------------------------------------------------------
Secure the right for TTS to continue installing and maintaining the  P      A
third party software identified in Exhibit C on NNS' mainframe environment. All such software supplied to NNS must be properly licensed for TTS to provide TTS Services.
--------------------------------------------------------------------------------
Manage hardware and software inventories.                            P      P
--------------------------------------------------------------------------------
Assist NNS with audit requests.                                      P      A
--------------------------------------------------------------------------------
Distributed Systems
--------------------------------------------------------------------------------
No TTS Services provided.
--------------------------------------------------------------------------------

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P = Primary Responsibility                                                Page 1
A = Assists

--------------------------------------------------------------------------------
[TENNECO LOGO]
                                  Schedule 1
                                 TTS Services

Capacity Planning
Annually, TTS will develop the planned mainframe (processor, DASD, tape and telecommunications) resource capacity requirements for the next three year period, based upon workload projections and data provided by NNS. As a result of monthly performance reviews, TTS and NNS will address mainframe resource capacity requirements, as needed. TTS shall use reasonable efforts to meet the performance metric response time goals contained herein (see Service Delivery Reporting).

--------------------------------------------------------------------------------
Functional Description                                           NNS      TTS
--------------------------------------------------------------------------------
Mainframe Systems
--------------------------------------------------------------------------------
Determine scope of capacity plan.                                 P        A
--------------------------------------------------------------------------------
Gather and interpret NNS user requirements including              P
proposed new applications.
--------------------------------------------------------------------------------
Translate user requirements into systems' requirements.           A        P
--------------------------------------------------------------------------------
Measure and verify base level of systems' capacity.               A        P
--------------------------------------------------------------------------------
Document capacity planning assumptions and recommend              A        P
capacity planning strategy.
--------------------------------------------------------------------------------
Determine tools required to monitor systems.                      A        P
--------------------------------------------------------------------------------
Produce capacity plan annually and deliver during the             A        P
first quarter.
--------------------------------------------------------------------------------
Provide an actual versus plan utilization report quarterly.       A        P
--------------------------------------------------------------------------------
Respond in writing within 30 days to a NNS request for            A        P
impact on a change in business volume that may necessitate
the installation of new hardware or negatively impact key
performance measurements.
--------------------------------------------------------------------------------
Provide to NNS an actual performance and utilization report       A        P
monthly.
--------------------------------------------------------------------------------
Distributed Systems
--------------------------------------------------------------------------------
No TTS Services provided regarding capacity planning.
--------------------------------------------------------------------------------

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                                                                          Page 2

--------------------------------------------------------------------------------
[TENNECO LOGO]
                                  Schedule 1
                                 TTS Services

Classified Processing
NNS is required to handle DoD (Department of Defense) classified data. TTS will support and comply with NNS and DoD classified processing procedures.

--------------------------------------------------------------------------------
Functional Description                                           NNS      TTS
--------------------------------------------------------------------------------
Mainframe Systems
--------------------------------------------------------------------------------
Provide support for classified processing on System D in                   P
Building 600.
--------------------------------------------------------------------------------
Provide print and plot room operations for System D.                       P
--------------------------------------------------------------------------------
Distribute System D classified output to NNS.                     A        P
--------------------------------------------------------------------------------
Distributed Systems
--------------------------------------------------------------------------------
Provide UNIX operating systems installation support for                    P
classified processing on the AIXC System in Building 600.
--------------------------------------------------------------------------------

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                                                                          Page 3

                                  Schedule 1
                                 TTS Services

COMPUTER OPERATIONS
TTS is responsible for monitoring and responding to mainframe systems console commands, detecting and resolving mainframe hardware problems and monitoring the facilities' environment. TTS will use reasonable efforts to provide computer operations, 24 hours/day, 7 days/week, including holidays, with mainframe systems availability at 99%, 24 hours/day, Monday through Friday. TTS will operate the on-site tape cartridge library (currently 101,000 cartridge tapes). NNS is responsible for all incremental expenses incurred to maintain the on-site tape cartridge library if library usage exceeds 106,000 cartridge tapes or if tape cartridge mounts exceed 67,000 per month.

TTS is responsible for monitoring and responding to systems console commands for the mid-range computers and PC-based LAN servers in Building 521, as identified in Exhibit B, between 12:30 AM and 4:30 PM, Monday through Friday, excluding holidays. TTS will provide two (2) Full Time Equivalent (FTE) persons to support the distributed systems environment. An FTE equals 2080 hours/year, including vacation, sick days, and holidays.


-----------------------------------------------------------------------------------------
Functional Description                                               NNS           TTS

-----------------------------------------------------------------------------------------
BOTH MAINFRAME AND DISTRIBUTED SYSTEMS ENVIRONMENTS
-----------------------------------------------------------------------------------------
Coordinate systems maintenance with repair vendors.                                 P
-----------------------------------------------------------------------------------------
Pay for repair costs not covered by maintenance contracts.           P
-----------------------------------------------------------------------------------------
Initiate system problem determination.                                              P
-----------------------------------------------------------------------------------------
Document operations procedures.                                                     P
-----------------------------------------------------------------------------------------
Perform backup and archive functions.                                               P
-----------------------------------------------------------------------------------------
Prepare and deliver to NNS backup tapes of systems data upon         A              P
request with reasonable notice.
-----------------------------------------------------------------------------------------
MAINFRAME SYSTEMS
-----------------------------------------------------------------------------------------
Use reasonable efforts to provide for mainframe systems availability                P
(Building 521 9021-900, Building 600 9021-720) at 99%, 24
hours/day, Monday through Friday.
-----------------------------------------------------------------------------------------






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P = Primary Responsibility                                                                         Page  4
A = Assists

                                  SCHEDULE 1
                                 TTS SERVICES

PRODUCTION CONTROL
TTS is responsible for scheduling, processing, monitoring and distributing output for all batch jobs submitted via the production job scheduler or restart system. TTS will use reasonable efforts to provide job scheduling 24 hours/day, 7 days/week, including holidays. If an abnormal job termination (ABEND) occurs, TTS will use reasonable efforts to complete the original job schedule in a timely manner and will contact NNS if ABEND requires NNS's assistance. Job scheduling for monthly batch jobs in excess of 75,000 or for additional IDMS central versions, CICS regions or distributed platforms are outside the scope of TTS Services, unless a Change Order is entered pursuant to Article 6.a. of the Professional Services Agreement.

--------------------------------------------------------------------------------
FUNCTIONAL DESCRIPTION                                           NNS      TTS
--------------------------------------------------------------------------------
BOTH MAINFRAME AND DISTRIBUTED SYSTEMS ENVIRONMENTS
--------------------------------------------------------------------------------
Job Scheduling
--------------------------------------------------------------------------------
     Set up and maintain production schedules.                    A        P
--------------------------------------------------------------------------------
     Provided pre-turnover production analysis and
     documentation as identified by TTS.                          P        A
--------------------------------------------------------------------------------
     Schedule ad hoc jobs and tasks.                              A        P
--------------------------------------------------------------------------------
     Establish production parameters.                             P        A
--------------------------------------------------------------------------------
     Set and execute production parameters.                                P
--------------------------------------------------------------------------------
     Verify receipt of input data.                                A        P
--------------------------------------------------------------------------------
     Select execution class, prioritize job selection and build
     dependency structure during production turnover.             A        P
--------------------------------------------------------------------------------
     Alter dispatch priority, as necessary.                       A        P
--------------------------------------------------------------------------------
Execution Control
--------------------------------------------------------------------------------
     Initiate production schedule and monitor job termination
     status.                                                               P
--------------------------------------------------------------------------------
     Terminate/cancel jobs.                                       A        P
--------------------------------------------------------------------------------
Job Restart
--------------------------------------------------------------------------------
     Determine job failure condition.                                      P
--------------------------------------------------------------------------------
     Review job rerun/restart documentation.                               P
--------------------------------------------------------------------------------
     Execute rerun/restart procedures and modify JCL, as
     required.                                                     A       P
--------------------------------------------------------------------------------
     Monitor and verify job termination status.                            P
--------------------------------------------------------------------------------

                                                                        Page 5
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

                                  Schedule 1
                                 TTS Services

Output Services
TTS is responsible for the centralized printing and packaging for pick-up by NNS of computer generated reports and drawings from Buildings 522 and 600. Additionally, TTS will maintain mircofiche distribution information and coordinate with the microfiche vendor the processing and delivery of microfiche to NNS. NNS is responsible for paying for and providing consumable print and plot supplies used for the benefit of NNS as well as paying for shipping charges and electronic transmissions to authorized NNS addresses. TTS will exercise reasonable efforts to reduce supply waste. The provision of more than 90,000 masters and 400,000 duplicate microfiche per year is outside the scope of TTS Services, unless a Change Order is entered pursuant to Article 6.a. of the Professional Services Agreement.

----------------------------------------------------------------------------------------------------
FUNCTIONAL DESCRIPTION                                                   NNS                  TTS

----------------------------------------------------------------------------------------------------
BOTH MAINFRAME AND DISTRIBUTED SYSTEMS ENVIRONMENTS
----------------------------------------------------------------------------------------------------
Print and Plot
----------------------------------------------------------------------------------------------------
    Provide NNS purchase order for consumable paper, toner,               P                    A
    special forms etc. used for NNS benefit.
----------------------------------------------------------------------------------------------------
    Requisition consumable paper, toner, special forms, etc.                                   P
    against NNS purchase order.
----------------------------------------------------------------------------------------------------
    Provide printer operations and maintenance.                                                P
----------------------------------------------------------------------------------------------------
    Collect, sort and prepare output for NNS pick-up.                                          P
----------------------------------------------------------------------------------------------------
Microfiche
----------------------------------------------------------------------------------------------------
    Prepare tapes for microfiche vendor pick-up.                                               P
----------------------------------------------------------------------------------------------------
    NNS' mailroom receives microfiche for local distribution.             P
----------------------------------------------------------------------------------------------------
Magnetic Media
----------------------------------------------------------------------------------------------------
    Package tapes and disks for NNS pick-up.                                                   P
----------------------------------------------------------------------------------------------------







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P = Primary Responsibility                                                Page 6
A = Assists

                                  Schedule 1
                                 TTS Services

Performance and Tuning
TTS is responsible for monitoring systems performance and adjusting systems to meet changing business requirements. TTS will make recommendations regarding performance and tuning changes to NNS for NNS applications and databases. TTS shall use reasonable efforts to meet the performance metric response time goals contained herein. Annually, TTS will undertake a mainframe data center benchmark analysis with an independent party.



--------------------------------------------------------------------------------
Functional Description                                             NNS       TTS
--------------------------------------------------------------------------------
Both Mainframe and Distributed Environments (except LAN/NT)
--------------------------------------------------------------------------------
Monitor systems and applications performance.                       A         P
--------------------------------------------------------------------------------
Provide systems performance adjustments.                                      P
--------------------------------------------------------------------------------
Recommend applications and database performance adjustments.        A         P
--------------------------------------------------------------------------------
Implement applications and database performance adjustments.        P         A
--------------------------------------------------------------------------------
Define performance groups, systems specifications and priorities.   A         P
--------------------------------------------------------------------------------
Distributed Systems (LAN/NT Environment)
--------------------------------------------------------------------------------
Monitor systems and applications performance.                       P
--------------------------------------------------------------------------------
Provide systems and applications performance adjustments.           P
--------------------------------------------------------------------------------








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

                                  SCHEDULE 1
                                 TTS SERVICES

SERVICE DESK PROBLEM AND CHANGE MANAGEMENT
The TTS Service Desk is responsible for the problem and change management process within the Data Center. All reported computer, network, telecommunications, and software problems will be recorded and assigned by the Service Desk to the appropriate TTS or NNS resolver group or to a repair vendor. TTS is responsible for the ongoing process of communicating, scheduling, monitoring, and coordinating changes to the computing environment. Reported problems are monitored through resolution, and the resolution is verified with the reporting user.

--------------------------------------------------------------------------------
FUNCTIONAL DESCRIPTION                                           NNS      TTS
--------------------------------------------------------------------------------
ALL ENVIRONMENTS
--------------------------------------------------------------------------------
Use reasonable efforts to provide Service Desk operators 24                P
hours/day, 7 days/week, including holidays.
--------------------------------------------------------------------------------
Install, customize and maintain problem and change management              P
software.
--------------------------------------------------------------------------------
Provided problem and change management training (4 hour session)           P
to NNS twice a year.
--------------------------------------------------------------------------------
Submit change requests, review requests for impact, assess        P        P
criticality of the requests, approve and prioritize requests.
--------------------------------------------------------------------------------
Log change requests, track status, escalate and process           A        P
emergency change requests, where authorized.
--------------------------------------------------------------------------------
Conduct weekly change management meetings.                        A        P
--------------------------------------------------------------------------------
Provide problem and change activity reports.                               P
--------------------------------------------------------------------------------
Maintain interface between the IBM Information Management         A        P
product and NNS' CIMS system.
--------------------------------------------------------------------------------
For each problem notification, Service Desk will create a problem          P
ticket. TTS will use reasonable efforts to answer calls within one minute, 95% of the time when volumes are less than 230 per day between 6 AM and 6 PM, Monday through Friday, excluding
holidays.
--------------------------------------------------------------------------------
At time of problem notification, Service Desk verifies NNS        A        P
computer inventory data and corrects the NNS CIMS database as to location, make, model, and serial number, as necessary.
--------------------------------------------------------------------------------
Analyze, categorize, prioritize and assign problem to resolver    A        P
group(s). TTS will use reasonable efforts to forward or re-route reported problems to NNS resolver groups within 5 minutes
following initial contact by user reporting incident,
98% of time.
--------------------------------------------------------------------------------

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


                                  Schedule 1
                                 TTS Services

--------------------------------------------------------------------------------
Functional Description                                NNS        TTS
--------------------------------------------------------------------------------
Contact repair vendors and coordinate repair           A          P
with user. Between 6 AM and 6 PM, Monday
through Friday, excluding holidays, TTS
will use reasonable efforts to initiate a
service call with the repair vendor within
30 minutes of "send to vendor" decision
98% of time.
--------------------------------------------------------------------------------
Provide status and confirm resolution with             A          P
problem reporter.
--------------------------------------------------------------------------------
Meet with repair vendor management, as needed.                    P
--------------------------------------------------------------------------------
Coordinate time and material repairs for NNS           A          P
and Navy owned equipment and software.
--------------------------------------------------------------------------------
Certify time and material invoices from                           P
repair vendors for payment by NNS.
--------------------------------------------------------------------------------
Suspend, restart, redirect print jobs                             P
utilizing TSPrint and VPS.
--------------------------------------------------------------------------------


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A = Assists                                                               Page 9

                                  Schedule 1
                                  TTS Services


PRODUCT INSTALLATION AND SUPPORT
TTS is responsible for installing and maintaining the latest version and/or release upgrades to the existing installed mainframe software base, including a reasonable transition to such upgrades. This includes management of the software inventory, version and/or release levels, customization and installation verification. TTS will perform a maximum of two software group updates per year on the mainframe systems. TTS can only support software where maintenance is current and available. New applications and software products which require customization in the form of program code development are outside the scope of TTS Services, unless a Change Order is entered pursuant to Article 6.a. of the Professional Services Agreement.

TTS will provide ongoing product maintenance including problem identification, regular maintenance cycles to implement fixes to known problems, and program fix installation and validation.

TTS will provide installation and support for software products shown on the software inventory lists attached as Exhibits C and D. NNS in-house developed software and shareware (software code obtained from free as-is sources) is not listed in Exhibits C and D. TTS will use reasonable efforts to support these products, given adequate documentation exists, but cannot assume responsibility for lost functionality due to supported software release upgrades, program errors, lost data resulting from usage or system integrity flaws.

TTS will provide UNIX and VMS systems support expertise up to five (5) FTE persons on an annual basis.

---------------------------------------------------------------------------------------
FUNCTIONAL DESCRIPTION                                          NNS            TTS

---------------------------------------------------------------------------------------
MAINFRAME SYSTEMS
---------------------------------------------------------------------------------------
Install, customize, test and maintain operating systems and      A              P
database management software.
---------------------------------------------------------------------------------------
Install, customize, test and maintain NNS applications           P              A
software.
---------------------------------------------------------------------------------------
Perform problem resolution services for operating systems        A              P
software.
---------------------------------------------------------------------------------------
Perform problem resolution services for applications             P              A
software.
---------------------------------------------------------------------------------------
Perform problem resolution services for database                 P              P
management software.
---------------------------------------------------------------------------------------
Determine placement of program libraries.                                       P
---------------------------------------------------------------------------------------
Provide response to NNS technical audits.                        P              A
---------------------------------------------------------------------------------------
Perform global applications changes.                             P              A
---------------------------------------------------------------------------------------
DISTRIBUTED SYSTEMS
---------------------------------------------------------------------------------------
Support NNS' main Internet server and its installed software.    A              P
---------------------------------------------------------------------------------------
Install, customize, test and maintain UNIX and VMS operating     A              P
systems and associated hardware platforms.
---------------------------------------------------------------------------------------
Install, customize, test and maintain NT operating systems       P              A
and associated hardware platforms.
---------------------------------------------------------------------------------------
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P = Primary Responsibility                                                     Page 10
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

                                  Schedule 1
                                 TTS Services



Functional Description                                       NNS        TTS
--------------------------------------------------------------------------------
Set and enforce documentation standards.                      P
--------------------------------------------------------------------------------
Support Unix to LAN/NT interfaces - UNIX side.                A          P
--------------------------------------------------------------------------------
Support UNIX to LAN/NT interfaces - LAN/NT side.              P          A
--------------------------------------------------------------------------------
Perform problem resolution services for UNIX and VMS
operating systems software.                                   A          P
--------------------------------------------------------------------------------
Perform problem resolution services for LAN/NT
operating systems software.                                   P
--------------------------------------------------------------------------------
Perform problem resolution services for UNIX
and VMS applications software.                                P          A
--------------------------------------------------------------------------------
Perform problem resolution services for LAN/NT
applications software.                                        P          A
--------------------------------------------------------------------------------
Perform mass script changes for NNS jobs on UNIX and VMS
systems.                                                      P          A
--------------------------------------------------------------------------------
Provide response to NNS technical audits.                     P          A
--------------------------------------------------------------------------------



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

                                  Schedule 1
                                 TTS Services

Service Delivery Reporting
TTS will provide a "Morning Report" identifying the previous 24 hours processing activities for production control, including scheduled jobs not run, unscheduled jobs submitted, problems with job execution, ABENDS, reruns and reporting schedule versus actual availability for on-line systems. TTS will provide monthly reports that document systems performance as compared to the performance metric response time goals set forth below.


---------------------------------------------------------------------------------------------------------
                            Users       Percent of
    NNS System ID/Name     Max/Avg     Transactions        Response Time Goals
        Category
----------------------------------------------------------------------------------------------------------
System-D Engineering:
----------------------------------------------------------------------------------------------------------
   TSO                        35   22  90%                 2 Seconds
----------------------------------------------------------------------------------------------------------
   VIVID/R/                   60   38  85%                 1 Second
----------------------------------------------------------------------------------------------------------
   CADAM                     260  150                      Avg response per attention = (less than) .2 Sec.
----------------------------------------------------------------------------------------------------------
   General Batch                       90% (1st shift)     2 Hours
----------------------------------------------------------------------------------------------------------
   Production Batch                    90% (1st shift)     2 Hours
----------------------------------------------------------------------------------------------------------
   Quickie Jobs (Class Q)              90%                 15 Minutes
----------------------------------------------------------------------------------------------------------
System-E Business and
Manufacturing:
----------------------------------------------------------------------------------------------------------
   TSO                        70   50  90%                 2 Seconds
----------------------------------------------------------------------------------------------------------
   CICS                       65   45  90%                 1 Second
----------------------------------------------------------------------------------------------------------
   IDMS                      575  410  90%                 5 Seconds
----------------------------------------------------------------------------------------------------------
   General Batch                       90% (1st shift)     2 Hours
----------------------------------------------------------------------------------------------------------
   Production Batch                    90% (1st shift)     2 Hours
----------------------------------------------------------------------------------------------------------
   IDMS Batch                          90%                 1 Hour
----------------------------------------------------------------------------------------------------------
   Quickie Jobs (Class Q)              90%                 15 Minutes
----------------------------------------------------------------------------------------------------------
System-C End-User Computing:
----------------------------------------------------------------------------------------------------------
   TSO                       180  150  90%                 2 Seconds
----------------------------------------------------------------------------------------------------------
   General Batch                       90% (1st shift)     1 Hour
----------------------------------------------------------------------------------------------------------
   Quickie Jobs (Class Q)              90%                 15 Minutes
----------------------------------------------------------------------------------------------------------
System-A Logistics and NNS
Customer Access:
----------------------------------------------------------------------------------------------------------
   TSO                        40   25  90%                 2 Seconds
----------------------------------------------------------------------------------------------------------
   CICS                       65   45  90%                 1 Second
----------------------------------------------------------------------------------------------------------
   General Batch                       90% (1st shift)     1 Hour
----------------------------------------------------------------------------------------------------------
   Production Batch                    90% (1st shift)     2 Hours
----------------------------------------------------------------------------------------------------------
   Quickie Jobs (Class Q)              90%                 15 Minutes
----------------------------------------------------------------------------------------------------------


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

                                  SCHEDULE 1
                                 TTS SERVICES

PHYSICAL SECURITY MANAGEMENT
TTS will provide physical security to restrict access to computer areas.

--------------------------------------------------------------------------------
FUNCTIONAL DESCRIPTION                                             NNS      TTS
--------------------------------------------------------------------------------
BOTH MAINFRAME AND DISTRIBUTED SYSTEMS (EXCEPT LAN/NT)
--------------------------------------------------------------------------------
Maintain computer facility access and control for Buildings 521     A        P
and 522.
--------------------------------------------------------------------------------
Maintain card access control system.                                P
--------------------------------------------------------------------------------
Maintain facility access control list of authorized personnel for            P
Buildings 521 and 522.
--------------------------------------------------------------------------------
Maintain facility access control list of authorized personnel for   P
Building 600.
--------------------------------------------------------------------------------
Comply with NNS access control requirements.                        P        P
--------------------------------------------------------------------------------

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

                                  SCHEDULE 1
                                 TTS SERVICES

STORAGE MANAGEMENT
TTS is responsible for monitoring mainframe DASD usage, identifying and correcting mainframe and distributed systems hardware problems and providing tape backup. Except for archiving and restoring files, LAN/NT storage management is outside the scope of TTS Services, unless a Change Order is entered pursuant to Article 6.a. of the Professional Services Agreement.

--------------------------------------------------------------------------------
FUNCTIONAL DESCRIPTION                                             NNS    TTS
--------------------------------------------------------------------------------
BOTH MAINFRAME AND DISTRIBUTED SYSTEMS (EXCEPT LAN/NT)
--------------------------------------------------------------------------------
Monitor the performance of the DASD subsystems.                            P
--------------------------------------------------------------------------------
Assign and initialize DASD volumes.                                        P
--------------------------------------------------------------------------------
Monitor DASD usage.                                                        P
--------------------------------------------------------------------------------
Coordinate DASD hardware maintenance.                                      P
--------------------------------------------------------------------------------
Define NNS mainframe Budget DASD allocation percentages.            P      A
--------------------------------------------------------------------------------
Manage data migration.                                                     P
--------------------------------------------------------------------------------
Archive and restore files, including LAN/NT files, as requested by  A      P
NNS.
--------------------------------------------------------------------------------

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


                                  Schedule 1
                                 TTS Services



Systems Recovery Planning

In the event of a disaster, TTS will restore the mainframe systems and data as they existed when the last weekly disaster backup tapes were created and stored off-site. In addition, TTS will establish the telecommunications network facility to the backup site. NNS determines the frequency of disaster recovery backups and is responsible for continuity plans for the period between the disaster event and restoration of systems. TTS will provide a recovery subscription for a mainframe hot site according to the following specifications:


                   SYSTEM         MIPS         DASD GB
                   ------         ----         -------
                   NNS-A           15            194
                   NNS-C           41            292
                   NNS-E          104            609


NNS is responsible for its pro rata share of charges associated with actual use of the hot site. Such charges, when incurred, are not part of the recovery subscription fee and are not included in the fixed fee for TTS. They will be invoiced separately to NNS. Recovery subscription for NNS-D is outside the scope of TTS Services, unless a Change Order is entered pursuant to Article 6.a. of the Professional Services Agreement.

TTS will backup UNIX, VMS and LAN/NT systems located in Building 521 connected to the NNS corporate network. Recovery services, including the provision of recovery facilities for the distributed systems environment and equipment to backup these systems, are outside the scope of TTS Services, unless a Change Order is entered pursuant to Article 6.a. of the Professional Services Agreement.


--------------------------------------------------------------------------------
Functional Description                                           NNS       TTS
--------------------------------------------------------------------------------
Mainframe Systems
--------------------------------------------------------------------------------
Determine systems and data backup requirements and strategy.      A         P
--------------------------------------------------------------------------------
Determine applications and database backup requirements and       P         A
strategy.
--------------------------------------------------------------------------------
Perform complete systems and data backup weekly.                            P
--------------------------------------------------------------------------------
Send disaster recovery backup tapes to an off-site vault,         A         P
as required by NNS.
--------------------------------------------------------------------------------
Create business continuity plans.                                 P         A
--------------------------------------------------------------------------------
Prepare system recovery plans.                                    A         P
--------------------------------------------------------------------------------
Declare disaster situation.                                       A         P
--------------------------------------------------------------------------------
Provide an operational system (from the last vaulted tapes)                 P
within 48 hours of a disaster declaration.
--------------------------------------------------------------------------------
Establish testing schedule and execute test plan.                 A         P
--------------------------------------------------------------------------------
Provide feedback on test.                                         P         P
--------------------------------------------------------------------------------
Distributed Systems
--------------------------------------------------------------------------------
Determine systems and data backup strategy.                       A         P
--------------------------------------------------------------------------------
Determine applications and database backup strategy.              P         A
--------------------------------------------------------------------------------

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P = Primary Responsibility
A = Assists

[TENNECO LOGO]

                                  Schedule 1
                                  TTS Services


--------------------------------------------------------------------------------
Perform complete systems and data backup weekly.                           P
--------------------------------------------------------------------------------
Functional Description                                            NNS      TTS

--------------------------------------------------------------------------------
Send disaster recovery backup tapes to an off-site vault,                  P
as required by NNS.
--------------------------------------------------------------------------------
Create business continuity and system recovery plans.             P        A
--------------------------------------------------------------------------------

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P = Primary Responsibility                                               Page 16
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

                                  Schedule 1
                                 TTS Services

System Security
NNS will control access to its computer resources. TTS will install and provide software maintenance on security software packages on the NNS mainframe and UNIX and VMS systems.


--------------------------------------------------------------------------------
Functional Description                                            NNS     TTS
--------------------------------------------------------------------------------
Both Mainframe and Distributed Systems (excluding LAN/NT)
--------------------------------------------------------------------------------
Authorize system users (issuing User-ID's).                        P
--------------------------------------------------------------------------------
Administer file access and software access controls (read/write    P       A
permissions).
--------------------------------------------------------------------------------
Maintain security software.                                                P
--------------------------------------------------------------------------------
Define, create and administer security groups.                     P       A
--------------------------------------------------------------------------------
Comply with security requirements.                                 P       A
--------------------------------------------------------------------------------

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                                                                         Page 17

                                  SCHEDULE 1
                                 TTS SERVICES

TELECOMMUNICATIONS
TTS is responsible for the Network Control Center (NCC) functions relating to NNS business systems in Building 521. In addition, TTS will provide NNS up to 4000 consultation hours per year for various telecommunication and network design expertise. Consultation in excess of 4000 hours per year is outside the scope of the TTS Services, unless a Change Order is entered pursuant to Article 6.a. of the Professional Services Agreement.

--------------------------------------------------------------------------------
FUNCTIONAL DESCRIPTION                                              NNS     TTS
--------------------------------------------------------------------------------
Participate in the Problem and Change Management Process.
--------------------------------------------------------------------------------
     Provide first and second level support for                     A        P
     telecommunications problem tickets.  This support includes problem resolution from the NCC, prioritizing, directing,
     and assisting NNS field engineers, and redirecting remaining problems to appropriate resolver.
--------------------------------------------------------------------------------
     Support change management processes for                        A        P
     telecommunication changes. This includes creating,
     approving, and closing NNS change management tickets
     and providing a point of contact for questions and impact
     assessments.
--------------------------------------------------------------------------------
Installation and Maintenance of Communications Equipment
--------------------------------------------------------------------------------
     Provide administration for the ISN (Information Systems        A        P
     Network) packet switchers and concentrators from Building
     521 for support of equipment within the NNS campus.
--------------------------------------------------------------------------------
     Install and maintain NNS modems and maintain associated        A        P
     leased lines supporting NNS interests in Hawaii,
     Charlottesville, Houston, Norwich, Portsmouth, Medford
     and warehouses in Newport News.
--------------------------------------------------------------------------------
     Install and maintain all local controllers, channel            A        P
     extenders, multiplexers and repeaters supporting the SNA
     (System Network Architecture) environment in Buildings
     521, 522 and 500.
--------------------------------------------------------------------------------
     Install, and maintain communications to NNS LANs (Local        P        A
     Area Networks) within Building 521.
--------------------------------------------------------------------------------
     Install and maintain terminal servers, bridges, routers,       P        A
     hubs and repeaters for NNS Banyan, Novell, DEC/VAX,
     Ultimate and Time & Attendance platforms within Building 521.
--------------------------------------------------------------------------------
Provide telephone voice systems and services support.               P
--------------------------------------------------------------------------------

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                                                                         Page 18

                                  Schedule 1
                                 TTS Services


--------------------------------------------------------------------------------
FUNCTIONAL DESCRIPTION                                          NNS          TTS

--------------------------------------------------------------------------------
Install and maintain the following NNS networking systems:
--------------------------------------------------------------------------------
          Information System Network (ISN).                      A            P
--------------------------------------------------------------------------------
          AT&T STARKEEPER II Management System.                  A            P
--------------------------------------------------------------------------------
          Intellinet Network Monitoring System.                  A            P
--------------------------------------------------------------------------------
          UDS Global View Modem Pool, and                        A            P
--------------------------------------------------------------------------------
          IBM Token Ring Manager.                                A            P
--------------------------------------------------------------------------------
Provide fault management and proactive problem determination     A            P
and resolution utilizing the following NNS management tools:
Accumaster Integrator, Systems Manager, Computer Manager,
Netview, Intellinet, Globalview, Token-ring manager/trace and performance and LAN analyzer.
--------------------------------------------------------------------------------
Respond to technology related questions and design reviews and   P            A
provide technical support for field engineers in the Computer
Equipment/Services Request (CE/SR) Process.
--------------------------------------------------------------------------------
Provide operations recovery support for telecommunications       A            P
facilities.
--------------------------------------------------------------------------------
Provide the following ad hoc support services, up to 4000 hours per year:
--------------------------------------------------------------------------------
          On-call support between 4:30 PM and 7:30 AM, 7         A            P
          days/week, including holidays, for the Network
          Control Center (Building 521). TTS will use
          reasonable efforts to provide one hour callback
          response utilizing proper escalation procedures.
--------------------------------------------------------------------------------
          LAN, Wide Area Network (WAN) and Desktop support.      P            A
--------------------------------------------------------------------------------
          CADAM and VIVID network design.                        P            A
--------------------------------------------------------------------------------
          Technical resource assistance for most computer        P            A
          network installations at NNS.
--------------------------------------------------------------------------------
          Network management and design consulting.              P            A
--------------------------------------------------------------------------------
          Intranet design and implementation consulting.         P            A
--------------------------------------------------------------------------------
          WAN design and consulting.                             P            A
--------------------------------------------------------------------------------
          High-level network documentation and mapping.          P            A
--------------------------------------------------------------------------------
          Tier 3 level support for major computer network        P            A
          problems at NNS.
--------------------------------------------------------------------------------



Legend:
P = Primary Responsibility
A = Assists                                                              Page 19

                                  Schedule 1
                                 TTS Services

                                   Exhibit A


Mainframe Hardware Listing

                               Mainframe Systems
                               -----------------

--------------------------------------------------------------------------------
       PROCESSORS                                        STORAGE (MB)
------------------------      CPU       ----------------------------------------
    MODEL         QTY         MIPS         CENTRAL       EXPANDED       TOTAL
================================================================================
  9021-720         1          117            512            512          1024
--------------------------------------------------------------------------------
  9021-900         1          235           1024           1024          2048
--------------------------------------------------------------------------------


------------------------------------------          ----------------------------
             NNS DASD SUMMARY                              NNS TAPE SUMMARY
------------------------------------------          ----------------------------
                DISK DRIVES                              MODEL
------------------------------------------                NO.            QTY
    MODEL           QTY           GB                ============================
==========================================              3422-A01          3
  3380-AJ4           8            20.16             ----------------------------
------------------------------------------              3422-B01          6
  3380-BJ4           8            20.16             ----------------------------
------------------------------------------              3490-A20          7
  3390-A28          15           226.50             ----------------------------
------------------------------------------              3490-B40         18
  3390-A38           8           181.44             ----------------------------
------------------------------------------               TOTAL           34
  3390-B2C          30           680.40             ----------------------------
------------------------------------------
  3390-B3C          14           476.00
------------------------------------------
   TOTAL            83         1,604.66
------------------------------------------
             DISK CONTROLLERS
------------------------------------------
  3990-002           4            --
------------------------------------------
  3990-G03           3
------------------------------------------
  3990-JO3          10            --
------------------------------------------
  3990-LO3           4            --
------------------------------------------
   TOTAL            21            --
------------------------------------------

                                  Schedule I
                                 TTS Services

                                   Exhibit B


Distributed Hardware Listing

              Distributed Systems Supported by Computer Operators
              ---------------------------------------------------

VAX/VMS Systems:
----------------
                              Alpha                      Beta (B.4632)
                              Gamma                      Quark (B.4632)
                              Vax-B                      Vax-C
                              Vax-D                      Vax-E
                              Vax-M

Open VMS:                     DEC-A             DEC-B
---------

UNIX Systems:                 Global                     A520
-------------                 B520                       B521
                              Ultimate                   Manager IV

IRIX Systems:       SGIA                        SGIB
-------------

ULTRIX Systems:               Ult-D
---------------

UNIX Based BANYAN Systems:
--------------------------
                              NNS003                     NNS004
                              NNS005                     NNS007
                              NNS008                     NNS012
                              NNS013                     NNS014
                              NNS016                     NNS017

OS/2 Systems:                 NNS046
-------------

NOVELL Systems:               NNS009                     NNS011
---------------               NNS012                     NNS021
                              NNS024                     NNS029
                              NNS032                     NNS033
                              NNS034                     NNS035
                              NNS037                     NNS040
                              NNS041                     NNS042
                              NNS043                     NNS048
                              NNS049                     NNS050

WINDOWS NT Systems:
-------------------
                              NNS305                     NNS307



                                   EXHIBIT B

                                  Schedule 1
                                 TTS Services

DOS Based Systems:

              C60LAN01                          C60LAN02
              C60NOV01                          Inventory Mgt.
              NNS045                            Human Resources

     Trades                        A36 Master
              A37 Slave                         NNS014 PC Any Where
              NNS037 PC Any Where               NNS003 FOCUS

     Database Server

              Distributed Systems Supported by Technical Support

-------------------------------------------------------------------------------
Platform      Operating     Model            Number of    Disks    Department
              System                         Clients      Space    Supported
-------------------------------------------------------------------------------
SGIA/SGIB     IRIX          Challenge L      200          70 GB    Engineering
-------------------------------------------------------------------------------
SGID          IRIX          Indy             40           4 GB     NNS Internet
-------------------------------------------------------------------------------
NNSOSS        IRIX          Indy             2            1 GB     Double Eagle
-------------------------------------------------------------------------------
SUN           SUN O/S       Sparc Station    14           20 GB    All Plotting
-------------------------------------------------------------------------------
AIXC          AIX           RS 6000          64           30 GB    Vivid
-------------------------------------------------------------------------------
JLTD          Uitrix        DEC 5500         4            30 GB    C60
                                                                   Development
                                                                   (T & A)
-------------------------------------------------------------------------------
/AXE          VMS           VAX 4300         3            30 GB    C60
                                                                   Development
                                                                   (RADCON)
-------------------------------------------------------------------------------
/AXB/VAXC     VMS           VAX 4300         11           20 GB    Sheet Metal
-------------------------------------------------------------------------------
/AXD          VMS           VAX 3100                      1 GB     Automated
                                                                   Steel
                                                                   Fabrication
-------------------------------------------------------------------------------
Alpha/Beta    VMS           VAX 4200         2            10 GB    RADCON
-------------------------------------------------------------------------------
VAXI          VMS           VAXStation                    5 GB     RADCON
                                                                   Imaging
-------------------------------------------------------------------------------
AXM           VMS           VAXStation                    2 GB     Facilities
-------------------------------------------------------------------------------
ECA/B         VMS           Alpha            34           30 GB    Facilities
-------------------------------------------------------------------------------

                                  Schedule 1
                                 TTS Services

                                   Exhibit C
                             NNS Licensed Software

------------------------------------------------------------------------------------------------------------------------------------
Vendor Name                                                Model                       Description               NNSA NNBC NNSD NNSE
------------------------------------------------------------------------------------------------------------------------------------
BGS Systems                                         BEST/1-DATACENTER      Workload Modeling Tool                  X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
BGS Systems                                         BEST/1-VISUALIZER      Best/1-Visualizer                       X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
BGS Systems                                         CAPTURE/DATACENTER     Capture / DataCenter                    X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Boole And Babbage, Inc.                             BGT-DASD               Budget Dasd (BBI Bought Emplact)        X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Bruning Computer Graphics                           GPR 5                  Plotting Software                                X
------------------------------------------------------------------------------------------------------------------------------------
Bruning Computer Graphics                           GPR 50                 Plotting Software                                X
------------------------------------------------------------------------------------------------------------------------------------
Bruning Computer Graphics                           ZMD-PLOT               Zeta GDDM Services                      X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Cincom Systems, Inc.                                SUPRA V.1              Database Manager                                 X
------------------------------------------------------------------------------------------------------------------------------------
Computational Mechanics                             LINEAR                 Beasy Linear                                     X
------------------------------------------------------------------------------------------------------------------------------------
Computational Mechanics                             PROC                   Beasy Pre & Post Processor                       X
------------------------------------------------------------------------------------------------------------------------------------
Computational Mechanics                             SUPERTAB               Beasy Supertab Interface                         X
------------------------------------------------------------------------------------------------------------------------------------
Data Base Architects, Inc.                          OL-HELP                On-Line Help                                          X
------------------------------------------------------------------------------------------------------------------------------------
Data Based Development Systems, Inc.                DBA-RPTS               IDMS DB Analyzer Reports                X             X
------------------------------------------------------------------------------------------------------------------------------------
Dun & Bradstreet Software Services                  FIX ASSET              Fixed Assets Accounting                               X
------------------------------------------------------------------------------------------------------------------------------------
Dun & Bradstreet Software Services                  UE RPTG                Use W/MSA & Non-MSA Sys                               X
------------------------------------------------------------------------------------------------------------------------------------
Erisco                                              CLAIMFACT              Claimfacts                                            X
------------------------------------------------------------------------------------------------------------------------------------
Gatileo-Travelmaster (Formerly Covia)               TRVL-MSTR              Travel Master                                         X
------------------------------------------------------------------------------------------------------------------------------------
Generative Technology (formerly Precision Nesting)  GEOMETRIC              Geometric Interface                              X
------------------------------------------------------------------------------------------------------------------------------------
Generative Technology (formerly Precision Nesting   MEGANEST               Automatic Nesting Program                        X
------------------------------------------------------------------------------------------------------------------------------------
Innovation Data Processing, Inc.                    ABR                    Automatic Backup Recovery               X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Innovation Data Processing, Inc.                    COMPAKTOR              DASD Volume Compactor                   X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Innovation Data Processing, Inc.                    FATAR                  Fast Analysis Tape Recovery             X    X        X
------------------------------------------------------------------------------------------------------------------------------------
Innovation Data Processing, Inc.                    FATS                   Fast Analysis Tape Surfaces             X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Innovation Data Processing, Inc.                    FDR                    File Dump And Restore                   X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Innovation Data Processing, Inc.                    IAM                    Innovation Access Method                X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Integral Systems, Inc.                              CSP/DB2                Payroll/Personnel Mgmnt                               X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                         DATASTORE TCP/IP-80    Datastore TCP/IP Maintenance-Model 80                 X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                         DATASTORE/VS2 VMS      Datastore VS2 VMS Site License                        X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                         NETWORK CNTRLR 3722    DECnet Network Controller Maintenance                 X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                         NETWORK CNTRLR 3752    Network Controller Maintenance - 2/2                  X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                         NETWORK CNTRLR 3762    FDDI Network Controller Maintenance              X    X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                         SNS/NFS-60             SNS/NFS Maintenance - Model 60                   X
------------------------------------------------------------------------------------------------------------------------------------

                                                            Schedule 1
                                                           TTS Services


                                                             Exhibit C
                                                       NNS Licensed Software
                                                       ---------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Vendor Name                             Model                     Description            NNS-A  NNS-C  NNS-D  NNS-E
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                      SNS/NFS-80               SNS/NFS Maintenance - Model 80                         X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                      SNS/TCPACCESS-60         SNS/TCPaccess Maintenance -
                                                                           Model 60                                       X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Scienes                       SNS/TCPACCESS-80         SNS/TCPaccess Maintenance -
                                                                           Model 80                                              X
------------------------------------------------------------------------------------------------------------------------------------
Intersolv, Inc. (formerly Sage Software, Inc.)   APS                      20 Seats Of Aps                                        X
------------------------------------------------------------------------------------------------------------------------------------
Laderman Associates                              ADSO                     Migration Utility                                      X
------------------------------------------------------------------------------------------------------------------------------------
Laderman Associates                              ADSO/XREF                ADSO XREF Utility                 X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Laderman Associates                              LADERMAN UTILITIES       Laderman Utilities                X                    X
------------------------------------------------------------------------------------------------------------------------------------
Lockeed Missiles Space Corporation               BOSOR4                   Structural Analysis S/W                         X
------------------------------------------------------------------------------------------------------------------------------------
Lockeed Missiles Space Corporation               BOSOR5                   Structural Analysis S/W                         X
------------------------------------------------------------------------------------------------------------------------------------
Lucas Management                                 ARTEMIS                  Artemis Project Management
                                                                           (Formerly Lucas)                        X
------------------------------------------------------------------------------------------------------------------------------------
Marcon & Associates, Inc.                        TOSRT                    TSO On-Line Sorce(Trak)
                                                                           (Formerly The Bridge)                                 X
------------------------------------------------------------------------------------------------------------------------------------
Marcon & Associates, Inc.                        TRAK                     Traking System (Formerly
                                                                           The Bridge)                                           X
------------------------------------------------------------------------------------------------------------------------------------
Marcon & Associates, Inc.                        TSO                      TSO Option(TRAK) (Formerly
                                                                           The Bridge)                                           X
------------------------------------------------------------------------------------------------------------------------------------
Martin Marietta Data Systems                     EXIT                     Martin Marietta                                 X
------------------------------------------------------------------------------------------------------------------------------------
Mazda Computer Corporation                       CHANGE ACTION            Change Action                     X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Merrill Consultants                              MXG                      Site License                      X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Mobius Management Systems, Inc.                  JCLWTR                   Infopac-JCL Writer                X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Pace Applied Technology, Inc.                    KOM/DAMS                 Direct Access Management
                                                                           System/OS-A                      X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Pace Applied Technology, Inc.                    KOM/DAS                  Data Center Accounting System     X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Pace Applied Technology, Inc.                    KOM/DIS                  Data Inquiry System/OS-A          X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Pace Applied Technology, Inc.                    KOM/IDCI                 CA-IDMS Charging Interface        X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Pace Applied Technology, Inc.                    KOM/OLC                  Online Costing/OS-A               X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                                     BARCODE EXPRESS          Barcode Express                                        X
------------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                                     CICS ON-LINE, WINDOWS    CICS ON-LINE, WINDOWS                                  X
------------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                                     FINALIST                 NNS Employee Address Database                          X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                    SAS/ACCESS/DB2           Access DB2 Facility               X                    X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                    SAS/AF                   Application Facility              X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                    SAS/ASSIST               Assist Facility                   X      X             X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                    SAS/BASE                 Core Product                      X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                    SAS/C                    C Language Compiler                             X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                    SAS/CALC                 Calculations Facility                    X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                    SAS/CBT                  Computer Based Training
                                                                           Facility                                X
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 1
                                 TTS Services

                                   Exhibit C
                             NNS Licensed Software

------------------------------------------------------------------------------------------------------------------------------------
Vendor Name                                            Model                     Description                     NNSA NNBC NNSD NNSE
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/CONNECT          Connect Facility                                   X        X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/ETS              Econometrics & Time Series Facility                X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/FSP              Full Screen Processing Facility               X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/GRAPH            Graphics Facility                             X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/OR               Operations Research Facility                       X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/QC               Quality Control Facility                           X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/SHARE            Multi-User File Sharing Facility              X    X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/STAT             Statistics Facility                                X
------------------------------------------------------------------------------------------------------------------------------------
Software Engineering Of America                 PDSFAST              PDSfast/Driver                                X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Sterling Software                               FTS-MVS              File Transfer System-MVS                      X
------------------------------------------------------------------------------------------------------------------------------------
Sterling Software                               NETMASTER FOUNDATION File Transfer Facility                        X
------------------------------------------------------------------------------------------------------------------------------------
Stone & Webster Engineering                     STONERULE            Program #Srv-015                                       X
------------------------------------------------------------------------------------------------------------------------------------
Structural Dynamics Research                    I-DEAS               I-Deas Complete                                        X
------------------------------------------------------------------------------------------------------------------------------------
Tact-The A Consulting Team, Inc.                TEDIT                Tedit Software                                X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Technetron Unlimited, Inc.                      DB/DYNAM             IDMS Dynamic File Allocate/Deallocate         X    X        X
------------------------------------------------------------------------------------------------------------------------------------
Tone Software Corporation                       TAM                  TSO Access Manager                            X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Tone Software Corporation                       TS-PRINT             TS-Prnt License                             9/96 9/96 9/96 9/96
------------------------------------------------------------------------------------------------------------------------------------
Trinzic Corporation                             ADS/DB2              Development System/HPO                                 X
------------------------------------------------------------------------------------------------------------------------------------
Trinzic Corporation                             ADS/MVS              Development System/MVS                                 X
------------------------------------------------------------------------------------------------------------------------------------
Trinzic Corporation                             MVS HPO              Development System/HPO                                 X
------------------------------------------------------------------------------------------------------------------------------------
Unitech Systems, Inc.                           U/ACR-S              Automated Control Reporting                                 X
------------------------------------------------------------------------------------------------------------------------------------
Visual Numerics, Inc.                           IMSL LIC             Class II Primary License                                    X
------------------------------------------------------------------------------------------------------------------------------------
Visual Numerics, Inc.                           MULTIPLE             2Nd Multiple Use Pd-Up                                 X
------------------------------------------------------------------------------------------------------------------------------------
Visual Numerics, Inc.                           MUTIEIAT             EIAT Multiple Use Pd-Up                                     X
------------------------------------------------------------------------------------------------------------------------------------
Vmark Labs, Inc. (Formerly APX)                 XCHNGMVS             XMS And VTAM Connectivity Access Control      X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Vmark Labs, Inc. (Formerly APX)                 XPLCICS              Send/Receive Interface CICS Gate              X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Vmark Labs, Inc. (Formerly APX)                 XPLIDMS              Send/Receive Interface Dynamic Transactions   X    X   X    X
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 1                             8/21/96
                                 TTS Services

                                   Exhibit D
                             TTS Licensed Software

------------------------------------------------------------------------------------------------------------------------------------
Vendor Name                                            Model                     Description                     NNSA NNBC NNSD NNSE
------------------------------------------------------------------------------------------------------------------------------------
Allen Systems Group, Inc.                      FAST/ACCESS           DBMS Tool                                      X            X
------------------------------------------------------------------------------------------------------------------------------------
Allen Systems Group, Inc.                      JCLPREP               JCL Checking Facility (Was Altare Owned)       X   X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Allen Systems Group, Inc.                      PRE-ALERT MVS/IDMS    Pre Alert (Was Shopmon)                                     X
------------------------------------------------------------------------------------------------------------------------------------
BMC Software, Inc.                             DB2 CATALOG MANAGER   Mastermind Component                                        X
------------------------------------------------------------------------------------------------------------------------------------
BMC Software, Inc.                             DB2 MON               DB2 Activity Monitor                           X   X        X
------------------------------------------------------------------------------------------------------------------------------------
Candle                                         CL/SUPER              Super-XSM Gateway/XA/ESA                       X   X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Candle                                         OMEG-CICS             Omegamon Pac For CICS                          X            X
------------------------------------------------------------------------------------------------------------------------------------
Candle                                         OMEG-MVS              Omegamon Pac For MVS                           X   X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Candle                                         OMEG-VTAM             Omegamon For VTAM                              X   X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Candle                                         OMEGAVIEW             Omegaview                                              X    X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              ADS BATCH             ADS Batch                                      X   X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              ADS/ONLINE-MVS        ADS Online                                     X   X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              ASTEX                 DASD Monitor (Formerly Legent)                 X   X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              CA90S SERVICES MVS    CA Provided-Not A Product                      X   X   X    X
-----------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              CAS ACCTS PAYABLE     Accounts Payable                                            X
-----------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              CAS BILL OF MATERIAL  Bill Of Material                                            X
-----------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              CAS INVENTORY CONTROL Inventory Control                                           X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              CAS MASTR PROD SCHED  Master Product Scheduling                                   X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              CAS MATERIAL REQ PLN  Material Requirements Planning                              X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              CAS PURCHASING REP    Purchasing Package                                          X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              CAS SHOP FLOOR CNTRL  Shop Floor Control                                          X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              CMA CONN              CMA Connection M-D Plot (Formerly Legent)      X   X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              EASE/AU               Ease/Author (Formerly Legent)                      X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              EASE/IN               Ease/Instructor (Formerly Legent)                  X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              EASYTRIEVE PLUS       Easytrieve Plus MVS                            X   X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              EASYTRIEVE PLUS DL/1  Easytrieve Plus DL/1                           X   X   X    X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              ELEVEN                Job Rerun/Restart/Tracking                     X   X   X    X
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 1
                                 TTS Services

                                                                         8/21/96

                                   Exhibit D

                             TTS Licensed Software

--------------------------------------------------------------------------------------------------------------------------------
           Vendor Name                     Model                      Description                  NNS-A   NNS-C   NNS-D   NNS-E
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   ENDEVOR                Endvevor CI/MVS (Formerly Legent)         X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   ENDEVOR/CSP            Endevor/CSP                               X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   ENDEVOR/MVS            Endevor/MVS (Formerly Legent)             X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   ESSI                   Extended Security System
                                                             (Formerly Legent)                       X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   IDMS DATA DICTIONARY   Integrated Data Dictionary (IDD) IBM      X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   IDMS DBA TOOL KIT      DBA Tool Kit                              X                       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   IDMS DEVELOPER TOOL    Developer Tool Kit                        X                       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   IDMS DICTIONARY LOAD   Dictionary Loader                         X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   IDMS DISTRIBUTED DB    Distributive Database                     X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   IDMS PERF MONITOR      Performance Monitor                                               X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   IDMS SQL EXTEND ARCH   IDMS SQL Extend Architecture              X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   IDMS-MVS               IDMS-MVS                                  X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   IDMS/CULPRIT-MVS       IDMS/Culprit/Library Of Routines          X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   IDMS/CV-MVS            IDMS Central Version                      X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   IDMS/DC-MVS            DC                                        X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   INTERTEST/BATCH        Intertest/Batch                           X                       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   INTERTEST/CICS         Intertest/CICS                            X                       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   LIBRARY OF ROUTINES    Library Of Routines                       X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   MASTER LICENSE         Computer Associates & Legent Agreement    X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   MICS BASE              MICS Base (Formerly Legent)                                       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   MICS CICS              CICS (Formerly Legent)                    X       X               X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   MICS DASD              DASD Space Analyzer (Formerly Legent)                             X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   MICS DB2               DB2 Analyzer (Formerly Legent)            X               X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   MICS IDMS              IDMS Analyzer (Formerly Legent)                                   X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   MICS PERF              Performance Management
                                                             (Formerly Legent)                       X       X               X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   MICS SNA               SNA Network Analyzer (Formerly Legent)    X       X       X       X
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   MIM                    Multi-Image Integrity Tape Share          X       X       X       X
                                                             (Formerly Legent)
--------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 1
                                 TTS Services                            8/21/96


                                   Exhibit D

                             TTS Licensed Software
                             ---------------------

------------------------------------------------------------------------------------------------------------------------------------
           Vendor Name                     Model                      Description                  NNS-A   NNS-C   NNS-D   NNS-E
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   ONE               Tape Management System                         X         X       X       X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   ONLINE QUERY-MVS  Online Query (OLQ)                             X         X       X       X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   OPS/MSF           Multi-System Comm Facility (Formerly Legent)   X         X       X       X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   OPS/MVS           OPS/MVS JESS2 Base Product (Formerly Legent)   X         X       X       X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   OPS/OCF           Outboard Console Facility (Formerly Legent)    X         X       X       X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   PHOENIX           Phoenix (Foremerly Legent)                               X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   PROAUDIT          Auditor For DB2 Software                       X                         X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   PROSECURE         Secure For DB2 Software                        X                         X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   SEVEN             Job Scheduler                                  X         X       X       X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   SEVEN RPT         Report Distribution                            X         X       X       X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   STORMATE          MICS SMS Analyzer (Formerly Legent)            X         X       X       X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   TRANSIT           Data File Translator                                     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   TSO/MON           TSO Monitor (Formerly Legent)                  X         X       X       X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International   XCOM 6.2          Batch File Transfer S/W (Formerly Legent)      X         X       X       X
------------------------------------------------------------------------------------------------------------------------------------
Hybrid Systems Limited, Inc.        DBSTATS           Database Statistics                            X         X               X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.          FOCUS/CMT         COBOL Master Translator                                                  X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.          FOCUS/DB2         DB2 (Data Mgmt) Read/Write Interface                                     X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.          FOCUS/EMR         Extended Matrix Reporter                                                 X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.          FOCUS/GPH         Graphics Subsystem                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.          FOCUS/DMS         IDMS Interface                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.          FOCUS/MSO         Multi-Session Option                                                     X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.          FOCUS/PDE         PC Date Export                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.          FOCUS/TT          Tabletalk/Filetalk/Modify                                                X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.          FOCUS/VSAM        VSAM Read/Write Interface                                                X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.          FOCUS/WTR         Report Writer/Dialog Manager                                             X
------------------------------------------------------------------------------------------------------------------------------------
Insync Marketing, Inc.              BATCH/MVS         Insync Master License                          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
Insync Marketing, Inc.              DB2               Insync Master License                          X         X       X       X
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 1
                                 TTS Services                            8/21/96


                                   Exhibit D

                             TTS Licensed Software
                             ---------------------

------------------------------------------------------------------------------------------------------------------------------------
         Vendor Name                  Model                               Description                     NNS-A  NNS-C  NNS-D  NNS-E
------------------------------------------------------------------------------------------------------------------------------------
Insync Marketing, Inc.              IMS               Insync Master License                                 X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5635-001          Cadam/Base 3.2.0                                                    X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5635-003          Cadam/Pipe 3.2.0                                                    X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5648-001          IGES 3.1.0 Initial Graphics Exchange Standard                       X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5648-063          ACF/NCP V7                                                          X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5655-007          Nelview MVS/ESA V3                                    X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5655-018          CICS/ESA 4.1.1 Customer Information Control System  12/96                12/96
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5655-041          ACF/SSP MVS V4                                        X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5655-042          ISPF 4.1.0                                            X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5655-068          MVS/ESA 5.1.0 NNS Enterprise Systems Architecture     X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5655-084          RMF/ESA 5.1.0 Feature                                 X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5655-257          1.16.0 Device Suport Facility For MVS/XA (ICKDSF)     X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5655-HAL          TCP/IP MVS 3.1.0                                                           X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5658-260          3.5.0 Environment Recording Edit & Print (EREP)       X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5665-307          Print Management Facility (PMF)                       X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5665-310          Report Management & Distribution System (RMDS)        X      X             X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5665-311          3270-PC File Transfer Program                         X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5665-403          CICS/MVS                                            12/96  12/96  12/96  12/96
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5665-488          System Display & Search Facility (SDSF)               X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5665-948          Basic/MVS                                             X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5668-767          Pascal Compiler & Library 1.2.0                                     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5668-806          VS Fortran Compiler Library & Debug 2.6.0             X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5668-812          2.1.2 GDDM Presentation Graphics Feature (GDDM/PGF)   X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5668-854          ACF/NCP For 3725 4.3.1 Network Control Program        X                    X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5668-949          1.8.1 System Modification Program Extended (SMP/E)    X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5668-976          GAM/SP 1.3.1 Graphics Access Method                          X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine      5685-025          TSO/E 2.4.0 Extentions For MVS                        X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 1
                                 TTS Services                     8/21/96

                                   Exhibit D

                             TTS Licensed Software
                             ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Vendor Name                          Model                             Description                           NNS-A NNS-C NNS-D NNS-E
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5685-083       CICS/ESA 3.3.0 Customer Information Control Center        X               X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5685-DB2       3.1.0 Database 2 MVS                                       X    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-015       Publishing Systems Bookmaster 1.4.0                        X    X         X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-093       GDDM/Graphigs 2.3.0 Programming Interface                       X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-113       GDDM-OS2/Link 1.0 (GDDM)                                                  X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-169       GDGF 2.1.0 Graphical Display Query Facility                     X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-190       PPFA/370 1.1.0 Page Printer Formating Aid                  X    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-191       OGL/370 1.1.0 Overlay Generation Language                  X    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-197       COBOL/370 1.1.0 Ad/Cycle                                   X    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-198       Lang/370 1.3.0 Language Environment                        X    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-206       CSP/370Rs 4.1.0 Cross Sys Product Runtime Services         X              X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-216       C/370 Ad/Cycle Compiler 2.1.0                                   X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-218       CSP/370Ad 4.1.0 Cross System Product Ad                    X              X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-235       Ad/Cycle Pt/l Compiler 1.2.0                                    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-039       RACF 2.1.0 Resource Access Control Facility                X    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-040       PSF 2.2.0 Print Service Facility Base Code                 X    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-046       Book Manager/Read 1.2.0 MVS                                X    X         X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-100       MVS/Ditto 2.1.0                                            X    X         X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-117       VTAM 4.2.0 Virtual Telecommunications Access Methd         X    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-167       GDDM 3.1.0 Graphical Data Display Manager                  X    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-171       Information Management 6.1.0                                    X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-DB2       DB2 4.1.0                                                  X    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-DF1       DFSMS/MVS 1.2.0 Data Facility Systems Managed Stor         X    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5696-234       High Level Assembler MVS, VM, VS 1.1.0                     X    X   X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5706-254       QMF/MVS 3.1.1 Query Management Facility                    X        X     X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5713-ADX       Cadam Drawing Compare                                               X
-----------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5719-EMI       Series/1 Input/Output Executive                            X        X     X
-----------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 1
                                 TTS Services                            8/21/96

                                   Exhibit D

                             TTS Licensed Software
                             ---------------------

------------------------------------------------------------------------------------------------------------------------------------
         Vendor Name                Model                                 Description                     NNS-A  NNS-C  NNS-D  NNS-E
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5734-UT1             TSO/Utilities 1.1.4 TSO Data Utilities               X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5735-XXB             EP 1.9.0 27OX Emulation Program On 3705/20/25                      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5740-CB1             COBOL/VS 1.2.4 Compiler and Library                  X      X             X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5740-SM1             DF/Sort 1.12.0 Data Facility Sort/Merge                     X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5748-AP1             VS/APL 1.4.0 Application Programming Language        X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5748-XX9             DCF/Base 1.4.0. Doc Composition Facility (Script)    X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5748-XXE             DLF 1.3.0 Document Library Facility                  X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5752-VS2             ICKD5F MVS/370                                       X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5756-265             ANO 1.2.0 Automatic Network Operations/MVS           X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5771-ABA             Fonts 1.1.2 Sonoran Serif Fonts                      X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5771-ABB             Fonts 1.1.2 Sonoran Sans Serif                       X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5771-ABC             Fonts 1.1.1 PL & Specials                            X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5771-ADA             Fonts 1.1.2. Data 1                                  X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5771-ADT             Fonts 1.1.0 Math & Science                           X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5796-PPN             Dataset Fsm 1.2.0 Dataset and Free Space Manager     X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5798-DQD             Cache/Reporter 1.1.4 Cache RMF Reporter              X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5798-DWR             3 Of 9 Barcode For 3800/20-III Apa Mode 1.1.0        X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5798-PXJ             DSL Dynamic Symulation Language                                    X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5798-RYA             CDEP 2.1.0 Classified Data Erasure Program                         X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5799-AXX             GASP 1.3.9 3277 Graphics Attachment Support                        X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5799-EPB             NCIMM 1.1 Network Carrier Interconnect Mgt Agent            X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine    5799-EPD             NCIMA 1.1 Network Carrier Interconnect Mgt Manager          X
------------------------------------------------------------------------------------------------------------------------------------
Macro 4, Inc.                     MACRO4 DUMPMASTER    Dumpmaster/MVS Batch/CICS                            X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Programart                        STROBE               Perf Measurement Includes COBOL, IDMS, CICS, DB2     X      X             X
------------------------------------------------------------------------------------------------------------------------------------
Softworks, Inc.                   CATALOG SOLUTION     Backup, Recovery & Integrity of File Sys Catalogs    X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Teubner & Associates, Inc.        A-NET                A-Net Software/OS-A                                                       X
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 1
                                 TTS Services


DOS Based Systems:
------------------
                  C60LAN01                           C60LAN02
                  C60NOV01                           Inventory Mgt.
                  NNS045                             Human Resources
            Trades                       A36 Master
                  A37 Slave                          NNS014 PC Any Where
                  NNS037 PC Any Where                NNS003 FOCUS
            Database Server

              DISTRIBUTED SYSTEMS SUPPORTED BY TECHNICAL SUPPORT
              --------------------------------------------------

-----------------------------------------------------------------------------------------------
PLATFORM           OPERATING      MODEL             NUMBER OF      DISKS      DEPARTMENT
                   SYSTEM                           CLIENTS        SPACE      SUPPORTED
------------------------------------------------------------------------------------------------
SGIA/SGIB          IRIX           Challenge L       200            70 GB      Engineering


------------------------------------------------------------------------------------------------
SGID               IRIX           Indy              40             4  GB      NNS Internet


------------------------------------------------------------------------------------------------
NNSOSS             IRIX           Indy              2              1  GB      Double Eagle

------------------------------------------------------------------------------------------------

SUN                SUN O/S        Sparc Station     14             20 GB      All Plotting


------------------------------------------------------------------------------------------------
AIXC               AIX            RS 6000           64             30 GB      Vivid


------------------------------------------------------------------------------------------------
ULTD               Ultrix         DEC 5500          4              30 GB      C60
                                                                              Development
                                                                              (T & A)
------------------------------------------------------------------------------------------------
VAXE               VMS            VAX 4300          3              30 GB      C60
                                                                              Development
                                                                              RADCON
------------------------------------------------------------------------------------------------
VAXB/VAXC          VMS            VAX 4300          11             20 GB      Sheet Metal


------------------------------------------------------------------------------------------------
VAXD               VMS            VAX 3100                         1  GB      Automated
                                                                              Steel
                                                                              Fabrication
------------------------------------------------------------------------------------------------
Alpha/Beta         VMS            VAX 4200          2              10 GB      RADCON


------------------------------------------------------------------------------------------------
VAXI               VMS            VAXStation                       5  GB      RADCON
                                                                              Imaging

------------------------------------------------------------------------------------------------
VAXM               VMS            VAXStation                       2  GB      Facilities


------------------------------------------------------------------------------------------------
DECA/B             VMS            Alpha             34             30 GB      Facilities


------------------------------------------------------------------------------------------------

                                                            Schedule 1
                                                           TTS Services

                                                             Exhibit C
                                                       NNS Licensed Software
                                                       ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Vendor Name                                                  Model                 Description            NNS-A  NNS-C  NNS-D  NNS-E
------------------------------------------------------------------------------------------------------------------------------------
BGS Systems                                           BEST/1-DATACENTER        Workload Modeling Tool       X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
BGS Systems                                           BEST/1-VISUALIZER        Best/1-Visualizer            X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
BGS Systems                                           CAPTURE/DATACENTER       Capture/Datacenter           X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Boole And Babbage, Inc.                               BGT-DASD                 Budget Dasd (BB1 Bought
                                                                                Empact)                     X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Bruning Computer Graphics                             GPR 5                    Plotting Software                          X
------------------------------------------------------------------------------------------------------------------------------------
Bruning Computer Graphics                             GPR 50                   Plotting Software                          X
------------------------------------------------------------------------------------------------------------------------------------
Bruning Computer Graphics                             ZMD-PLOT                 Zeta GDDM Services           X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Cincom Systems, Inc.                                  SUPRA V.1                Database Manager                           X
------------------------------------------------------------------------------------------------------------------------------------
Computational Mechanics                               LINEAR                   Beasy Linear                               X
------------------------------------------------------------------------------------------------------------------------------------
Computational Mechanics                               PROC                     Beasy Pre & Post Processor                 X
------------------------------------------------------------------------------------------------------------------------------------
Computational Mechanics                               SUPERTAB                 Beasy Supertab Interface                   X
------------------------------------------------------------------------------------------------------------------------------------
Data Base Architects, Inc.                            OL-HELP                  On-Line Help                                      X
------------------------------------------------------------------------------------------------------------------------------------
Data Based Development Systems, Inc.                  DBA-RPTS                 IDMS DB Analyzer Reports     X                    X
------------------------------------------------------------------------------------------------------------------------------------
Dun & Bradstreet Software Services                    FIX ASSET                Fixed Assets Accounting                           X
------------------------------------------------------------------------------------------------------------------------------------
Dun & Bradstreet Software Services                    UE RPTG                  Use W/MSA & Non-MSA Sys                           X
------------------------------------------------------------------------------------------------------------------------------------
Erisco                                                CLAIMFACT                Claimfacts                                        X
------------------------------------------------------------------------------------------------------------------------------------
Galileo-Travelmaster (Formerly Covia)                 TRVL-MSTR                Travel Master                                     X
------------------------------------------------------------------------------------------------------------------------------------
Generative Technology (formerly Precision Nesting)    GEOMETRIC                Geometric Interface                        X
------------------------------------------------------------------------------------------------------------------------------------
Generative Technology (formerly Precision Nesting)    MEGANEST                 Automatic Nesting Program                  X
------------------------------------------------------------------------------------------------------------------------------------
Innovation Data Processing, Inc.                      ABR                      Automatic Backup Recovery    X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Innovation Data Processing, Inc.                      COMPAKTOR                DASD Volume Compactor        X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Innovation Data Processing, Inc.                      FATAR                    Fast Analysis Tape Recovery  X      X             X
------------------------------------------------------------------------------------------------------------------------------------
Innovation Data Processing, Inc.                      FATS                     Fast Analysis Tape Surfaces  X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Innovation Data Processing, Inc.                      FDR                      File Dump and Restore        X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Innovation Data Processing, Inc.                      IAM                      Innovation Access Method     X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Integral Systems, Inc.                                CSP/DB2                  Payroll/Personnel Mgmnt                           X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                           DATASTORE TCP/IP-80      Datastore TCP/IP
                                                                                Maintenance - Model 80                           X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                           DATASTORE/VS2 VMS        Datastore VS2 VMS Site
                                                                                License                                          X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                           NETWORK CNTRLR 3722      DECnet Network Controller
                                                                                Maintenance                                      X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                           NETWORK CNTRLR 3752      Network Controller
                                                                                Maintenance - 2/2                                X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                           NETWORK CNTRLR 3762      FDDI Network Controller                    X      X
                                                                                Maintenance
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                           SNS/NFS-60               SNS/NFS Maintenance -
                                                                                Model 60                                  X
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 1
                                 TTS Services

                                   Exhibit C
                             NNS Licensed Software
                             ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Vendor Name                                        Model                         Description                 NNS-A NNB-C NNS-D NNS-E
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                     SNS/NFS-80             SNS/NFS Maintenance - Model 80                           X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                     SNS/TCPACCESS-60       SNS/TCPaccess Maintenance - Model 60                X
------------------------------------------------------------------------------------------------------------------------------------
Interlink Computer Sciences                     SNS/TCPACCESS-80       SNS/TCPaccess Maintenance - Model 80                     X
------------------------------------------------------------------------------------------------------------------------------------
Intersolv, Inc. (formerly Sage Software, Inc.)  APS                    20 Seats Of Aps                                          X
------------------------------------------------------------------------------------------------------------------------------------
Laderman Associates                             ADSO                   Migration Utility                                        X
------------------------------------------------------------------------------------------------------------------------------------
Laderman Associates                             ADSO/XREF              ADSO XREF Utility                       X     X     X    X
------------------------------------------------------------------------------------------------------------------------------------
Laderman Associates                             LADERMAN UTILITIES     Laderman Utilities                      X                X
------------------------------------------------------------------------------------------------------------------------------------
Lockheed Missiles Space Corporation             BOSOR4                 Structural Analysis S/W                             X
------------------------------------------------------------------------------------------------------------------------------------
Lockheed Missiles Space Corporation             BOSOR5                 Structural Analysis S/W                             X
------------------------------------------------------------------------------------------------------------------------------------
Lucas Management                                ARTEMIS                Artemis Project Management
                                                                         (Formerly Lucas)                            X
------------------------------------------------------------------------------------------------------------------------------------
Marcon & Associates, Inc.                       TOSRT                  TSO On-Line Sorce (Trak)
                                                                         (Formerly The Bridge)                                  X
------------------------------------------------------------------------------------------------------------------------------------
Marcon & Associates, Inc.                       TRAK                   Traking System (Formerly The Bridge)                     X
------------------------------------------------------------------------------------------------------------------------------------
Marcon & Associates, Inc.                       TSO                    TSO Option (TRAK) (Formerly The Bridge)                  X
------------------------------------------------------------------------------------------------------------------------------------
Martin Marietta Data Systems                    EXIT                   Martin Marietta                                     X
------------------------------------------------------------------------------------------------------------------------------------
Mazda Computer Corporation                      CHANGE ACTION          Change Action                           X     X     X    X
------------------------------------------------------------------------------------------------------------------------------------
Merrill Consultants                             MXG                    Site License                            X     X     X    X
------------------------------------------------------------------------------------------------------------------------------------
Mobius Management Systems, Inc.                 JCLWTR                 Infopac-JCL Writer                      X     X     X    X
------------------------------------------------------------------------------------------------------------------------------------
Pace Applied Technology, Inc.                   KOM/DAMS               Direct Access Management System/OS-A    X     X     X    X
------------------------------------------------------------------------------------------------------------------------------------
Pace Applied Technology, Inc.                   KOM/DAS                Data Center Accounting System           X     X     X    X
------------------------------------------------------------------------------------------------------------------------------------
Pace Applied Technology, Inc.                   KOM/DIS                Data Inquiry System/OS-A                X     X     X    X
------------------------------------------------------------------------------------------------------------------------------------
Pace Applied Technology, Inc.                   KOM/DCI                CA-IDMS Changing Interface              X     X     X    X
------------------------------------------------------------------------------------------------------------------------------------
Pace Applied Technology, Inc.                   KOM/OLC                Online Costing/OS-A                     X     X     X    X
------------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                                    BARCODE EXPRESS        Barcode Express                                          X
------------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                                    CICS ON-LINE, WINDOWS  CICS ON-LINE, WINDOWS                                    X
------------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                                    FINALIST               NNS Employee Address Database                            X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/ACCESS/DB2         Access DB2 Facility                     X                X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/AF                 Application Facility                    X     X     X    X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/ASSIST             Assist Facility                         X     X          X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/BASE               Core Product                            X     X     X    X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/C                  C Language Complier                                 X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/CALC               Calculations Facility                         X
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                                   SAS/CBT                Computer Based Training Facility              X
------------------------------------------------------------------------------------------------------------------------------------


                                                            Schedule 1
                                                           TTS Services


                                                             Exhibit C
                                                       NNS Licensed Software
                                                       ---------------------

------------------------------------------------------------------------------------------------------------------------------------
          Vendor Name                     Model                        Description                        NNS-A NNS-C NNS-D NNS-E
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                           SAS/CONNECT            Connect Facility                                   x           x
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                           SAS/ETS                Econometrics & Time Series Facility                x
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                           SAS/FSP                Full Screen Processing Facility              x     x     x     x
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                           SAS/GRAPH              Graphics Facility                            x     x     x     x
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                           SAS/OR                 Operations Research Facility                       x
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                           SAS/QC                 Quality Control Facility                           x
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                           SAS/SHARE              Multi-User File Sharing Facility             x     x
------------------------------------------------------------------------------------------------------------------------------------
SAS Institute                           SAS/STAT               Statistics Facility                                x
------------------------------------------------------------------------------------------------------------------------------------
Software Engineering Of America         PDSFAST                PDS fast/Driver                              x     x     x     x
------------------------------------------------------------------------------------------------------------------------------------
Sterling Software                       FTS-MVS                File Transfer System-MVS                     x
------------------------------------------------------------------------------------------------------------------------------------
Sterling Software                       NETMASTER FOUNDATION   File Transfer Facility                       x
------------------------------------------------------------------------------------------------------------------------------------
Stone & Webster Engineering             STONERULE              Program #Srv-015                                         x
------------------------------------------------------------------------------------------------------------------------------------
Structural Dynamics Research            I-DEAS                 I-Deas Complete                                          x
------------------------------------------------------------------------------------------------------------------------------------
Tact - The A Consulting Team, Inc       TEDIT                  Tedit Software                               x     x     x     x
------------------------------------------------------------------------------------------------------------------------------------
Technetron Unlimited, Inc.              DB/DYNAM               IDMS Dynamic File Allocate/Deallocate        x     x           x
------------------------------------------------------------------------------------------------------------------------------------
Tone Software Corporation               TAM                    TSO Access Manager                           x     x     x     x
------------------------------------------------------------------------------------------------------------------------------------
Tone Software Corporation               TS-PRINT               TS-Pmt License                              9/96  9/96  9/96  9/96
------------------------------------------------------------------------------------------------------------------------------------
Trinzic Corporation                     ADS/DB2                Development System/HPO                                   x
------------------------------------------------------------------------------------------------------------------------------------
Trinzic Corporation                     ADS/MVS                Development System/MVS                                   x
------------------------------------------------------------------------------------------------------------------------------------
Trinzic Corporation                     MVS/HPO                Development System/HPO                                   x
------------------------------------------------------------------------------------------------------------------------------------
Unitech Systems, Inc.                   U/ACR-S                Automated Control Reporting                                    x
------------------------------------------------------------------------------------------------------------------------------------
Visual Numerics, Inc.                   IMSL LIC               Class II Primary License                                       x
------------------------------------------------------------------------------------------------------------------------------------
Visual Numerics, Inc.                   MULTIPLE               2Nd Multiple Use Pd-Up                                   x
------------------------------------------------------------------------------------------------------------------------------------
Visual Numerics, Inc.                   MUTI EIAT              EIAT Multiple Use Pd-Up                                        x
------------------------------------------------------------------------------------------------------------------------------------
Vmark Lab, Inc. (Formerly APX)          XCHNGMVS               XMS And VTAM Connectivity Access Control     x       x   x     x
------------------------------------------------------------------------------------------------------------------------------------
Vmark Labs, Inc. (Formerly APX)         XPLCICS                Send/Receive Interface CICS Gate             x       x   x     x
------------------------------------------------------------------------------------------------------------------------------------
Vmark Labs, Inc. (Formerly APX)         XPLIDMS                Send/Receive Interface Dynamic Transactions  x       x   x     x
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 1
                                 TTS Services                            8/21/96

                                   Exhibit D

                             TTS Licensed Software
                             ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Vendor Name                              Model                            Description                     NNS-A  NNS-C  NNS-D  NNS-E
------------------------------------------------------------------------------------------------------------------------------------
Allen Systems Group, Inc.            FAST/ACCESS                DBMS Tool                                   X                    X
------------------------------------------------------------------------------------------------------------------------------------
Allen Systems Group, Inc.            JCLPREP                    JCL Checking Facility (Was Altare Owned)    X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Allen Systems Group, Inc.            PRE-ALERT MVS/IDMS         Pre Alert (Was Shopmon)                                          X
------------------------------------------------------------------------------------------------------------------------------------
BMC Software, Inc.                   DB2 CATALOG MANAGER        Mastermind Component                                             X
------------------------------------------------------------------------------------------------------------------------------------
BMC Software, Inc.                   DB2 MON                    DB2 Activity Monitor                        X      X             X
------------------------------------------------------------------------------------------------------------------------------------
Candle                               CL/SUPER                   Super-XSM Gateway/XA/ESA                    X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Candle                               OMEG-CICS                  Omegamon Pac For CICS                       X                    X
------------------------------------------------------------------------------------------------------------------------------------
Candle                               OMEG-MVS                   Omegamon Pac For MVS                        X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Candle                               OMEG-VTAM                  Omegamon For VTAM                           X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Candle                               OMEGAVIEW                  Omegaview                                                 X      X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    ADS BATCH                  ADS Batch                                   X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    ADS/ONLINE-MVS             ADS Online                                  X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    ASTEX                      DASD Monitor (Formerly Legent)              X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    CA90S SERVICES MVS         CA Provided - Not A Product                 X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    CAS ACCTS PAYABLE          Accounts Payable                                                 X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    CAS BILL OF MATERIAL       Bill of Material                                                 X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    CAS INVENTORY CONTRL       Inventory Control                                                X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    CAS MASTR PROD SCHED       Master Product Scheduling                                        X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    CAS MATERIAL REQ PLN       Material Requirements Planning                                   X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    CAS PURCHASING REP         Purchasing Package                                               X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    CAS SHOP FLOOR CNTRL       Shop Floor Control                                               X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    CMA CONN                   CMA Connection M-D Plot (Formely Legent)    X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    EASE/AU                    Ease/Author (Formerly Legent)                      X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    EASE/IN                    Ease/Instructor (Formerly Legent)                  X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    EASYTRIEVE PLUS            Easytrieve Plus MVS                         X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    EASYTRIEVE PLUS DL/1       Easytrieve Plus DL/1                        X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    ELEVEN                     Job Rerun/Restart/Tracking                  X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 1
                                 TTS Services

                                   Exhibit D                           8/21/96

                             TTS Licensed Software
                             ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Vendor Name                                            Model                     Description                 NNS-A NNS-C NNS-D NNS-E
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              ONE                  Tape Management System                    X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              ONLINE QUERY-MVS     Online Query (OLQ)                        X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              OPW/MSF              Multi-System Comm Facility (Formerly
                                                                     Legent)                                  X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              OPS/MVS              OPS/MVS JESS 2 Base Product (Formerly
                                                                     Legent)                                  X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              OPS/OCF              Outboard Console Facility (Formerly
                                                                     Legent)                                  X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              PHOENIX              Phoenix (Formerly Legent)                       X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              PROAUDIT             Auditor For DB2 Software                  X                 X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              PROSECURE            Secure For DB2 Software                   X                 X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              SEVEN                Job Scheduler                             X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              SEVEN RPT            Report Distribution                       X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              STORMATE             MICS SMS Analyzer (Formerly Legent)       X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              TRANSIT              Data File Translator                            X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              TSO/MON              TSO Monitor (Formerly Legent)             X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International              XCOM 6.2             Batch File Transfer S/W (Formerly
                                                                     Legent)                                  X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Hybrid Systems Limited, Inc.                   DBSTATS              Database Statistics                       X     X           X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.                     FOCUS/CMT            COBOL Master Translator                                     X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.                     FOCUS/DB2            DB2 (Data Mgmt) Read/Write Interface                        X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.                     FOCUS/EMR            Extended Matrix Reporter                                    X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.                     FOCUS/GPH            Graphics Subsystem                                          X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.                     FOCUS/DMS            IDMS Interface                                              X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.                     FOCUS/MSO            Multi-Session Option                                        X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.                     FOCUS/PDE            PC Data Export                                              X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.                     FOCUS/TT             Tabletalk/Filetalk/Modify                                   X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.                     FOCUS/VSAM           VSAM Read/Write Interface                                   X
------------------------------------------------------------------------------------------------------------------------------------
Information Builders, Inc.                     FOCUS/WTR            Report Writer/Dialog Manager                                X
------------------------------------------------------------------------------------------------------------------------------------
Insync Marketing, Inc.                         BATCH MVS            Insync Master License                     X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Insync Marketing, Inc                          DB2                  Insync Master License                     X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 1
                                 TTS Services                            8/21/96

                                   Exhibit D

                             TTS Licensed Software
                             ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Vendor Name                                    Model                             Description                 NNS-A NNS-C NNS-D NNS-E
------------------------------------------------------------------------------------------------------------------------------------
Insync Marketing, Inc.                         IMS                  Insync Master License                     X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5635-001             Cadam/Base 3.2.0                                      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5635-003             Cadam/Pipe 3.2.0                                      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5648-001             IGES 3.1.0 Initial Graphics Exchange
                                                                     Standard                                             X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5648-063             ACF/NCP V7                                            X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5655-007             Netview MVS/ESA V3                        X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5655-018             CICS/ESA 4.1.1 Customer Information
                                                                     Control System                          12/96             12/96
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5655-041             ACF/SSP MVS V4                            X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5655-042             ISPF 4.1.0                                X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5655-068             MVS/ESA/ 5.1.0 MVS Enterprise
                                                                     Systems Architecture                     X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5655-084             RMF/ESA 5.1.0 Feature                     X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5655-257             1.16.0 Device Support Facility for
                                                                     MVS/XA (ICKDSF)                          X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5655-HAL             TCP/IP MVS 3.1.0                                            X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5658-260             3.5.0 Environmental Recording Edit
                                                                     & Print(EREP)                            X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5665-307             Print Management Facility (PMF)           X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5665-310             Report Management & Distribution
                                                                     System (RMDS)                            X     X           X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5665-311             3270-PC File Transfer Program             X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5665-403             CICS/MVS                                 12/96 12/96 12/96 12/96
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5665-488             System Display & Search Facility (SDSF)   X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5665-948             Basic/MVS                                 X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5668-767             Pascal Complier & Library 1.2.0                       X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5668-806             VS Fortran Compiler Library
                                                                     & Debug 2.6.0                            X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5668-812             21.2 GDDM Presentation Graphics
                                                                     Feature (GDDM/PGF)                       X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5668-854             ACF/NCP For 3725 4.3.1 Network
                                                                     Control Program                          X                 X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5668-949             1.8.1 System Modification Program
                                                                     Extended (SMP/E)                         X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5668-978             GAM/SP 1.3.1 Graphics Access Method             X     X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine                 5685-025             TSO/E 2.4.0 Extentions For MVS            X     X     X     X
------------------------------------------------------------------------------------------------------------------------------------

                                                            Schedule 1                                                       8/21/96
                                                           TTS Services


                                                             Exhibit D
                                                       TTS Licensed Software
                                                       ---------------------

------------------------------------------------------------------------------------------------------------------------------------
           Vendor Name                  Model              Description                                    NNS-A  NNS-C  NNS-D  NNS-E
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5685-083    CICS/ESA 3.3.0 Customer Information Control System       X                    X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5685-DB2    3.1.0 Database 2 MVS                                     X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-015    Publishing Systems Bookmaster 1.4.0                      X      X             X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-093    GDDM/Graphics 2.3.0 Programming Interface                       X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-113    GDDM-OS2/Link 1.0 (GDDM)                                                      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-169    GDGF 2.1.0 Graphical Display Query Facility                     X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-190    PPFA/370 1.1.0 Page Printer Formating Aid                X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-191    OGL/370 1.1.0 Overlay Generation Language                X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-197    COBOL/370 1.1.0 Ad/Cycle                                 X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-198    Lang/370 1.3.0 Language Environment                      X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-208    CSP/370Rs 4.1.0 Cross Sys Product Runtime Services       X                    X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-216    C/370 Ad/Cycle Compiler 2.1.0                                   X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-218    CSP/370Ad 4.1.0 Cross System Product Ad                  X                    X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5688-235    Ad/Cycle Pt/t Compiler 1.2.0                                    X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-039    RACF 2.1.0 Resource Access Control Facility              X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-040    PSF 2.2.0 Print Service Facility Base Code               X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-046    Book Manager/Read 1.2.0 MVS                              X      X             X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-100    MVS/Ditto 2.1.0                                          X      X             X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-117    VTAM 4.2.0 Virtual Telecommunications Access Methd       X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-167    GDDM 3.1.0 Graphical Data Display Manager                X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-171    Information Management 5.1.0                                    X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-DB2    DB2 4.1.0                                                X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5695-DF1    DFSMS/MVS 1.2.0 Data Facility Systems Managed Stor       X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5696-234    High Level Assembler MVS, VM, VS 1.1.0                   X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5706-254    QMF/MVS 3.1.1 Query Management Facility                  X             X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5713-ADX    Cedam Drawing Compare                                                  X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5719-EMI    Series/1 Input/Output Executive                          X             X      X
------------------------------------------------------------------------------------------------------------------------------------

                                                            Schedule 1                                                       8/21/96
                                                           TTS Services


                                                             Exhibit D
                                                       TTS Licensed Software
                                                       ---------------------

------------------------------------------------------------------------------------------------------------------------------------
           Vendor Name                  Model              Description                                    NNS-A  NNS-C  NNS-D  NNS-E
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5734-UT1    TSO/Utilities 1.1.4 TSO Data Utilities                   X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5735-XXB    EP 1.9.0 270X Emulation Program On 3705/20/25                          X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5740-CB1    COBOL/VS 1.2.4 Compiler And Library                      X      X             X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5740-SM1    DF/Sort 1.12.0 Data Facility Sort/Merge                         X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5748-AP1    VS/APL 1.4.0 Application Programming Language            X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5748-XX9    DCF/Base 1.4.0 Doc Composition Facility (Script)         X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5748-XXE    DLF 1.3.0 Document Library Facility                      X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5752-VS2    ICKD5F MVS/370                                           X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5756-265    ANO 1.2.0 Automatic Network Operations/MVS               X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5771-ABA    Fonts 1.1.2 Sonoran Serif Fonts                          X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5771-ABB    Fonts 1.1.2 Sonoran Sans Serif                           X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5771-ABC    Fonts 1.1.1 Pl & Specials                                X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5771-ADA    Fonts 1.1.2 Data 1                                       X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5771-ADT    Fonts 1.1.0 Math & Science                               X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5796-PPN    Dataset Fsm 1.2.0 Dataset And Free Space Manager         X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5798-DQD    Cache/Reporter 1.1.4 Cache RMF Reporter                  X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5798-DWR    3 Of 9 Barcode For 3800/20-iii Apa Mode 1.1.0            X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5798-PXJ    DSL Dynamic Symulation Language                                        X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5798-RYA    CDEP 2.1.0 Classified Data Erasure Program                             X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5799-AXX    GASP 1.3.9 3277 Graphics Attachment Support                            X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5799-EPB    NCIMM 1.1 Network Carrier Interconnect Mgt Agent                X
------------------------------------------------------------------------------------------------------------------------------------
International Business Machine        5799-EPD    NCIMA 1.1 Network Carrier Interconnect Mgt Manager              X
------------------------------------------------------------------------------------------------------------------------------------
Macro 4, Inc.                         MACRO4
                                      DUMPMASTER  Dumpmaster/MVS Batch/CICS                                X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Programart                            STROBE      Perf Measurment includes COBOL, IDMS, CICS, DB2          X      X             X
------------------------------------------------------------------------------------------------------------------------------------
Softworks, Inc.                       CATALOG
                                      SOLUTION    Backup, Recovery & Integrity Of File Sys Catalogs        X      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Teubner & Associates, Inc.            A-NET       A-Net Software / OS-A                                                         X
------------------------------------------------------------------------------------------------------------------------------------


                                                            Schedule I
                                                           TTS Services                                                8/21/96


                                                             Exhibit D

                                                       TTS Licensed Software
                                                       ---------------------

------------------------------------------------------------------------------------------------------------------------------------
        Vendor Name                      Model                        Description                       NNS-A  NNS-C   NNS-D   NNS-E
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    ENDEVOR               Endevor CI/MVS (Formerly Legent)               x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    ENDEVOR/CSP           Endevor/CSP                                    x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    ENDEVOR/MVS           Endevor/MVS (Formerly Legent)                  x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    ESSI                  Extended Security System (Formerly Legent)     x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    IDMS DATA DICTIONARY  Intergrated Data Dictionary (IDD) IBM          x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    IDMS DBA TOOL KIT     DBA Tool Kit                                   x                      x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    IDMS DEVELOPER TOOL   Developer Tool Kit                             x                      x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    IDMS DICTIONARY LOAD  Dictionary Loader                              x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    IDMS DISTRIBUTED DB   Distributive Database                          x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    IDMS PERF MONITOR     Performance Monitor                                                   x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    IDMS SQL ENTEND ARCH  IDMS SQL Extend Architecture                   x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    IDMS-MVS              IDMS-MVS                                       x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    IDMS/CULPRIT-MVS      IDMS/Culprit/Library Of Routines               x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    IDMS/CV-MVS           IDMS Central Version                           x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    IDMS/DC-MVS           DC                                             x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    INTERTEST/BATCH       Intertest/Batch                                x                      x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    INTERTEST/CICS        Intertest/CICS                                 x                      x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    LIBRARY OF ROUTINES   Library Of Routines                            x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    MASTER LICENSE        Computer Associates & Legent Agreement         x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    MICS BASE             MICS Base (Formerly Legent)                                           x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    MICS CICS             CICS (Formerly Legent)                         x      x               x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    MICS DASD             DASD Space Analyzer (Formerly Legent)                                 x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    MICS DB2              DB2 Analyzer (Formerly Legent)                 x              x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    MICS IDMS             IDMS Analyzer (Formerly Legent)                                       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    MICS PERF             Performance Management (Formerly Legent)       x      x               x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    MICS SNA              SNA Network Analyzer (Formerly Legent)         x      x       x       x
------------------------------------------------------------------------------------------------------------------------------------
Computer Associates International    MIM                   Multi-Image Integrity Tape Share               x      x       x       x
                                                           (Formerly Legent)
-----------------------------------------------------------------------------------------------------------------------------------